PLEASE NOTE: TEXT OF THIS DOCUMENT IN ENGLISH LANGUAGE IS A TRANSLATION PREPARED FOR INFORMATION PURPOSES ONLY. THE TRANSLATION MAY CONTAIN DISCREPANCIES AND OMISSIONS AND DOES NOT REPLACE THE RUSSIAN TEXT OF THE DOCUMENT. IN ANY AND ALL CASES THE TEXT OF THIS DOCUMENT IN RUSSIAN LANGUAGE SHALL PREVAIL.
This rights offering is made for the securities of a foreign company. The offer is subject to the disclosure requirements of a foreign country that are different from those of the United States. Financial statements included in the document, if any, have been prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.
It may be difficult for you to enforce your rights and any claim you may have arising under the federal securities laws, since the issuer is located in a foreign country, and some or all of its officers and directors may be residents of a foreign country. You may not be able to sue the foreign company or its officers or directors in a foreign court for violations of the U.S. securities laws. It may be difficult to compel a foreign company and its affiliates to subject themselves to a U.S. court’s judgment.
SECURITIES PROSPECTUS
Open Joint-Stock Company
INTER RAO UES
ordinary registered non-documentary shares of equal nominal value 0,02809767 rubles each in quantity 13 800 000 000 000 placed through closed subscription
www.interrao.ru
Website used for Issuer’s information disclosure
The information contained in this prospectus is subject to disclosure in accordance with securities laws of the Russian Federation
REGISTERING AUTHORITY IS NOT LIABLE FOR INTEGRITY OF THE INFORMATION CONTAINED
IN THIS SECURITIES PROSPECTUS, AND DOES NOT DECLARE ITS RELATION THERETO BY
REGISTERING IT

This is to confirm the accuracy of financial (accounting) statements of the Issuer for 2007 and 2008 and compliance of the accounting maintenance order to the legislation of the Russian Federation. Other information regarding Issuer’s financial status contained in sections III, IV, V and VIII of this Prospectus is verified for compliance in all material aspects to information of the financial (accounting) statements that had been audited earlier.

Closed Joint Stock Company NP Consult

NP Consult Director General	_____________ Nesterov A.A.

October 18, 2010	Seal

This is to confirm the accuracy of accounting statements of the Issuer for 2009, except influence on annual accounting reports of the circumstances mentioned in paragraph 4 of our auditor opinion from 22.03.2010 attached hereto. Other information regarding Issuer’s financial status contained in sections III, IV, V and VIII of this Prospectus is verified for compliance in all material aspects to information of the financial (accounting) statements that had been audited earlier.

Closed Joint Stock Company PricewaterhouseCoopers Audit

Closed Joint Stock Company PricewaterhouseCoopers Audit, Director General, acting upon a basis of the Power of Attorney No GA-00802-0609-zao from 08.06.2009
_______________

October 18, 2010	D.U. Grey

Seal

Chairman of the Management Board of JSC INTER RAO UES.	___________	B.Yu. Kovalchuk

	(signature)	(initials and surname)

Seal

Date 18 October 2010.

Chief Accountant	___________	A.O. Chesnokova

	(signature)	(initials and surname)

Date 18 October 2010.

II. Short information about placement volume, terms, procedure and conditions for each sort, category (type) of equity securities placed
2.1. Equity securities sort, category (type) and form
Securities sort nominal share
Securities category (type) ordinary
Securities form non-documentary
Placed securities are not convertible securities, Issuer’s options neither Russian depository receipts.
2.2. Nominal value of each sort, category (type) of equity securities placed:
Nominal value of the placed securities: RUR 0,02809767
Securities placed are not convertible securities neither Issuer’s options
2.3. Suggested placement volume in money terms and number of securities that are intended to be placed
Number of securities placed: 13 800 000 000 000 (thirteen trillion eight hundred billion).
Securities volume by nominal value: 387 747 846 000 (three hundred eighty seven billion seven hundred forty seven million eight hundred and forty six thousand) rubles
Issuer doesn’t intend to offer for sale (including sale abroad) formerly placed (currently circulating) Issuer’s securities of the same sort, category (type) simultaneously with placing the shares.
2.4. Equity securities offering price (price determination procedure)
Price determination procedure: Equity securities offering price (including offering price for persons included to list of persons with pre-emption right for the securities) is determined prior to securities placement by Board of Directors of Open Joint-Stock Company INTER RAO UES
2.5. Procedure and terms of securities placement
Securities placement start and end date or procedure for determination securities placement period.
Procedure for determination of placement start date: The date when placement of additional ordinary registered non-documentary shares starts (hereinafter “Placement start date”) will be determined by Chairman of the Management Board of Open Joint-Stock Company INTER RAO UES after the date of disclosing information about state registration of additional securities issue in the Newswire, on Issuer’s website as well as in “Izvestiya” newspaper in accordance with the order determined by p. 11 of the Decision on additional issue of securities and in p. 2.9. of this Securities Prospectus. The placement start date cannot occur sooner than 2 weeks after publishing a message on state registration of additional securities issue in periodical print publication.
The procedure for determination of the placement end date: The date when placement of additional ordinary registered non-documentary shares ends is the 120th (one hundred and twentieth) day after Placement Start Date (excluding Placement Start Date itself), or the date of placement of the last ordinary registered non-documentary share from securities additional issue, whichever is earlier (hereinafter the “Placement End Date”). In case Placement End Date falls at weekend and/or public holiday, the Placement End Date is considered to occur at the next business day (clause 193 (expiry in non-business day) of the Civil Code of the Russian Federation. At that, the Placement End Date cannot occur later than 1 year from the date of state registration of this additional securities issue.
The securities placement term is determined by disclosure on the placement date of any information on additional securities issue.

The procedure of such information disclosure:
The information on state registration of this additional securities issue and procedure for accessing the information contained in Securities Prospectus are disclosed by publishing message on material fact “Information about securities placement procedure stages” by the Issuer according to the following terms from the date of publishing information on state registration of the additional securities issue by the Issuer at the website of registering authority, or from the date of receipt by Issuer a notice in writing on state registration of the additional securities issue via mail, fax, e-mail, delivery by hand, whichever is earlier:
-	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

-	an Issuer’s website www.interrao.ru — not later than 2 (two) days;

-	in “Izvestiya” newspaper not later than 10 (ten) days.
At that, web publication and publication in “Izvestiya” newspaper shall follow the same in Newswire.
The notice on Securities Placement Start date is published by Issuer according to following terms:
-	in Newswire of one of the authorized information agencies — not later than 5 (five) days before placement start date;

-	at Issuer’s website www.interrao.ru — not later than 4 (four) days before placement start date.
In case Issuer decides to change the Securities Placement Start Date that was disclosed according to foregoing procedure, the Issuer shall publish the notice on change of the Securities Placement Start Date in newswire of one of the authorized information agencies and at Issuer’s website not later that 1 (one) day prior to such date.
The publication on the Issuer’s website shall follow the same in the Newswire.
In case the securities offering price is not provided in notice on state registration of additional securities issue or in notice on Securities Placement Start Date, the Issuer shall publish in Newswire of one of the authorized information agencies and at www.interrao.ru the notice on securities offering price not later than Securities Placement Start Date Moreover, securities may not be offered prior to publication of the the offering price by the Issuer in the Newswire and on the Issuer’s website.
Information on Securities Placement Start is disclosed through publishing notice on material fact “Information about securities placement procedure stages” according to the following terms from the date when securities placement starts:
-	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

-	on Issuer’s website www.interrao.ru — not later than 2 (two) days.
The publication on the Issuer’s website shall follow the same in the Newswire.
The moment of occurrence of material fact containing information on securities placement (placement start) is deemed to be the date when securities placement starts.
2.6. Procedure and terms of paying up equity securities placed
Payment term:
Payment of additional ordinary registered non-documentary shares placed under pre-emption right for acquiring offered securities is made before submitting the Application on securities acquisition.
When placing additional ordinary registered non-documentary shares not under pre-emption right, the offered securities shall be paid up by Acquirer within the term specified by Shares acquisition agreement, however not later than 3 (three) business days prior to the Securities Placement End Date.

Settlements in cash are not allowed.
Cashless settlement form is required.
Cashless settlement form: settlements by payment orders.
Banking company details

Full company name	Open Joint Stock Company Sberbank of Russia

Short company name	OJSC Sberbank of Russia

Registered address:	Russian Federation, 117997, Moscow, ul. Vavilova 19

Bank details for accounts where funds for securities shall be transferred to	Account No. 40702810600020106051 Correspondent Account No. 30101810400000000225; BIC: 044525225; BANK INN: 7707083893
Non-monetary payment form is allowed.
List of assets:
Stocks of the following joint-stock companies:
1.	Open Joint Stock Company RusHydro (OJSC RusHydro), OGRN: 1042401810494 (Based on the Decision of the Annual General Meeting of Open Joint Stock Company RusHydro from 30.06.2010, Minutes No. 5 from 30.06.2010, the full company name of the company was changed. New full company name: Open Joint Stock Company Federal Hydrogenerating Company (based on the decision of the Annual General Meeting from 30.06.2010, Minutes No. 5 from 30.06.2010)

2.	Open Joint Stock Company Federal Grid company of the United Energy System (OJSC UES FGC), OGRN: 1024701893336;

3.	Open Joint-Stock Company First Generating Company of the Wholesale Market of Electric Power (OJSC OGK-1), OGRN: 1057200597960;

4.	Open Joint-Stock Company Second Generating Company of the Wholesale Market of Electric Power (OJSC OGK-2), OGRN: 1052600002180;

5.	Open Joint-Stock Company Third Generating Company of the Wholesale Market of Electric Power (OJSC OGK-3), OGRN: 1040302983093;

6.	Open Joint-Stock Company Fourth Generating Company of the Wholesale Market of Electric Power (OJSC OGK-4), OGRN: 1058602056985;

7.	Open Joint-Stock Company Enel OGK-5 (OJSC Enel OGK-5), OGRN: 1046604013257;

8.	Open Joint-Stock Company Sixth Generating Company of the Wholesale Market of Electric Power (OJSC OGK-6), OGRN: 1056164020769;

9.	Open Joint-Stock Company Territorial Generating Company No. 1 (OJSC TGK-1), OGRN: 1057810153400;

10.	Open Joint-Stock Company Territorial Generating Company No. 2 (OJSC TGK-2), OGRN: 1057601091151;

11.	Open Joint-Stock Company of Power Engineering and Electrification Mosenergo (OJSC Mosenergo), OGRN: 1027700302420;

12.	Open Joint-Stock Company Quadra Generating Company (OJSC Quadra), OGRN: 1056882304489;

13.	Open Joint-Stock Company Territorial Generating Company No. 6 (OJSC TGK-6), OGRN: 1055230028006;

14.	Open Joint-Stock Company Volga Territorial Generating Company (OJSC Volga TGK), OGRN: 1056315070350;

15.	Open Joint-Stock Company Territorial Generating Company No. 9 (OJSC TGK-9), OGRN: 1045900550024;

16.	Open Joint Stock Company Fortum (OJSC Fortum), OGRN: 1058602102437;

17.	Open Joint-Stock Company Territorial Generating Company No. 11 (OJSC TGK-11), OGRN: 1055406226237;

18.	Kuzbass Open Joint-Stock Company of Power Engineering and Electrification (OJSC Kuzbassenergo), OGRN: 1024200678260;

19.	Open Joint-Stock Company Yenisei Territorial Generating Company (TGK-13) (OJSC Yenisei TGK (TGK-13)), OGRN: 1051901068020;

20.	Open Joint-Stock Company Territorial Generating Company No. 14 (OJSC TGK-14), OGRN: 1047550031242;

21.	Open Joint-Stock Company RAO Power Systems of the East (OJSC RAO Power Systems of the East), OGRN: 1087760000052;

22.	Irkutsk Open Joint-Stock Company of Power Engineering and Electrification (OJSC Irkutskenergo), OGRN: 1023801003313;

23.	Open Joint-Stock Company of Power Engineering and Electrification Novosibirskenergo (OJSC Novosibirskenergo), OGRN: 1025403195674;

24.	Bashkiriya Open Joint-Stock Company of Power Engineering and Electrification (OJSC Bashkirenergo), OGRN: 1020202769146;

25.	Open Joint-Stock Company of Power Engineering and Electrification Saratovenergo (OJSC Saratovenergo), OGRN: 1026402199636;

26.	Open Joint-Stock Company Kuban Generating Company (OJSC Kuban Generating Company), OGRN: 1062309019805;

27.	Open Joint-Stock Company United Energy Sale Company (OJSC United Energy Sale Company), OGRN: 1097746376793;

28.	Joint-Stock Company Petersburg Energy Sales Company (OJSC Petersburg Energy Sales Company), OGRN: 1057812496818;

29.	Open Joint Stock Company Mosenergosbyt (OJSC Mosenergosbyt), OGRN: 1057746557329;

30.	Open Joint Stock Company Altayenergosbyt (OJSC Altayenergosbyt), OGRN: 1062224065166;

31.	Open Joint-Stock Company Tambov Energy Sale Company (OJSC Tambov Energy Sale Company), OGRN: 1056882285129;

32.	Open Joint-Stock Company Tomsk Energy Sale Company (OJSC Tomsk Energy Sale Company), OGRN: 1057000128184;

33.	Open Joint-Stock Company Kuban Energy Sale Company (OJSC Kubanenergosbyt), OGRN: 1062309019794;

34.	Closed Joint-Stock Company Novosibirskenergo (CJSC Novosibirskenergo). OGRN: 1045401912401 (based on the decision of the sole shareholder of Closed Joint-Stock Company Novosibirskenergo from 14.09.2010, Decision No 2 from 14.09.2010, the company name as well as its type was changed. New full Company name is Open Joint-Stock Company Sibir Energy Company (new short Company name: OJSC SIBEKO) (based on the decision of the sole shareholder from 14.09.2010, Decision No. 2 from 14.09.2010);

35.	Open Joint-Stock Company Holding TGK-11 (OJSC TGK-11 Holding), OGRN: 1087760000063;

36.	Open Joint Stock Company Tomskenergoremont (OJSC Tomskenergoremont), OGRN: 1057000128107;

37.	Open Joint-Stock Company Power Machine-Building Alliance (OJSC EMAliance), OGRN: 1055014708297;

38.	Open Joint Stock Company Design, Research and Scientific Institute Hydroproject named after S.Ya. Zhuk (OJSC Hydroproject Institute), OGRN: 5087746440766;
(joint stock companies stated above under numbers 1-38 hereinafter collectively referred to as “Russian joint Stock Companies” and separately as “Russian joint Stock Company”);
39.	Open Joint-Stock Company Sangtudinskaya GES-1 (OJSC Sangtudinskaya GES-1), location: 2a Shestopalova Street, Dushanbe, 734033, Republic of Tajikistan;

40.	Open Joint-Stock Company Razdanskaya Power Company (RazTES) (OJSC RazTES), location: Razdanskaya thermal power plant, Gortsaranayin Ulitsa, Razdan, Kotaikskiy marz, Republic of Armenia;

41.	Joint-stock company United Energy System GruzRosenergo (OJSC GruzRosenergo UES), location: 2 Marshala Gelovani Ul, 0159 Tbilisi, Republic Georgia.

42.	Stusara N.V., a company registered under the laws of the Kingdom of Netherlands, reg. No. 34256034, with registered office at: Fred. Roeskestraat 123, 1076EE, Amsterdam, The Netherlands;

43.	RES Holdings B.V., a company registered under the laws of the Kingdom of Netherlands, reg. No. 34246824, with registered office at: Fred. Roeskestraat 123 1hg, 1076EE Amsterdam, The Netherlands
(joint stock companies stated above under numbers 39-43 hereinafter collectively referred to as “Foreign Joint Stock Companies” and separately as “Foreign Joint Stock Company”);
Share (shares, partial shares) in the authorized capital of Limited Liability Company RN-Energo (LLC RN-Energo), OGRN: 1047796118182.
Payment terms and documents executed upon such payment:
Payment of additional ordinary registered non-documentary shares placed under pre-emption right with non-monetary assets is made in accordance with the following procedure:
When paying for offered securities with non-monetary assets (shares of the Russian Joint-Stock Company or Foreign Joint-Stock Company), the Applicant is recommended to send via e-mail to savelev_oy@interrao.ru the notice on intention to pay for securities with non-monetary funds not later than 6 days before submitting the Application in order the Issuer could sent to Securities Depository the depository counter order on crediting securities which are provided as payment for offered Issuer’s additional registered non-documentary shares to Issuer’s depository account, if no other procedure is provided by current applicable legislation.
Such notice shall include:
-	name: “Notice of intention of payment for shares with non-monetary assets”;

-	full name (full company name) of the applicant;

-	place or residence (registered address);

-	number of acquired additional shares;

-	for natural persons — passport data (date, year and place of birth; passport number, date and place of issue, issuing authority);

-	for legal entities — information on legal entity registration (including, for Russian legal entities — data on registration in the Unified State Register of Legal Entities (date, registering body, relevant certificate number));

-	full company name and OGRN of the Russian Joint-Stock Company (or its analogue for Foreign Joint-Stock Company and its registered address) as well as number of shares of this companies, transferred as payment for additional shares offered;

-	planned date of sending the transfer order / order on depository account (in case rights for securities of this company are registered in depository) for entering in the Shareholder Register / shares depository system of the foregoing joint stock company the entry on transferring ownership of securities from Applicant to Issuer, which date shall not be sooner than 4 days prior to submitting the Application to the Issue;

-	Applicant’s contact telephone number (if any) with area code.
Issuer shall make all necessary efforts for receiving the payment for offered securities from the Applicant, including (when necessary) opening an account in Register maintenance system of corresponding Russian Joint Stock Company or Foreign Joint Stock Company, or sending depository account order to depository which serves Issuer’s depository account.
Herewith, the payment date for offered additional ordinary registered non-documentary shares is deemed to be the date of crediting shares of the Russian Joint Stock Company which are provided as payment for offered additional shares to Issuer’s personal account / depository account, and/or date of crediting shares of the Foreign Joint Stock Company provided as payment for offered additional shares to Issuer’s depository account or another date of transfer of ownership for shares of the Foreign Joint Stock Company in accordance with applicable foreign legislation.
If payment for additional shares with non-monetary assets is to be made, namely with share (partial share) in registered capital of RN-Energo Limited Liability Company, OGRN: 1047796118182, the Applicant is recommended not later than 6 days before submitting the Application to send via e-mail to savelev_oy@interrao.ru the notice on intention to pay for securities with non-monetary assets in order the Issuer could prepare necessary documents for notarization and concluding the transaction intended for transferring the share in registered capital of the limited liability company.
Such notice shall include:
-	name: “Notice of intention of payment for shares with non-monetary assets”;

-	full name (full company name) of the applicant;

-	place or residence (registered address);

-	number of acquired additional shares;

-	for natural persons — passport data (date, year and place of birth; passport number, date and place of issue, issuing authority);

-	for legal entities — information on legal entity registration (including, for Russian legal entities — data on registration in the Unified State Register of Legal Entities (date, registering body, relevant certificate number));

-	the notice that offered securities will be paid with share (partial share) in registered capital of RN-Energo Limited Liability Company, OGRN: 1047796118182;

-	the planned date of signing and notarizing the transaction of transfer of ownership for share (partial share) in registered capital of RN-Energo Limited Liability Company
The Issuer shall take all necessary measures intended for receiving payment from Applicant, particularly provide presence of the person authorized to conclude the contract on transfer of ownership for share (partial share) in registered capital of Limited Liability Company on behalf of the Issuer.
Herewith, the payment date for offered additional ordinary registered non-documentary shares is deemed to be the date of notarizing the transaction of transfer of ownership for share (partial share) in registered capital of RN-Energo Limited Liability Company. When placing additional ordinary registered non-documentary shares not under pre-emption right, the shares purchased are paid according the the following procedure:
The payment for additional ordinary registered non-documentary shares with non-documentary assets, namely Russian Joint Stock Company shares, is made via transfer order on depository account (in case rights for securities of this company are registered in depository) to the relevant Registrar / Depository. Registrar / Depository after making operation on crediting securities on Issuer’s depository account issues the relevant operation notice / report. Herewith, the payment date for offered additional shares is the date of making credit entry on Issuer’s personal account / depository account.
The payment for additional ordinary registered non-documentary shares with non-documentary assets, namely Foreign Joint Stock Company shares, is made via transfer order on depository account, if no other procedure is contemplated by relevant applicable law. Herewith, the payment date for offered additional shares is the date of crediting shares of the Foreign Joint Stock Company which are provided as payment for offered additional shares to Issuer’s depository account or another date of transfer of ownership for shares of the Foreign Joint Stock Company in accordance with applicable foreign legislation. Depository (Registrar, or another person authorized for registering ownership rights for Foreign Joint Stock Company shares in accordance with foreign legislation) after making transaction mediating the transfer of ownership rights for Foreign Joint Stock Company shares from Acquirer to Issuer, issues documents confirming execution of the foregoing operations.
If payment for additional ordinary registered non-documentary shares with non-monetary assets is to be made, namely with share (partial share) in registered capital of RN-Energo Limited Liability Company, OGRN: 1047796118182, an agreement on transferring the share (partial share) in registered capital of this limited liability company is made, which shall be notarized. Herewith, the payment date for offered additional shares is the date of notarizing the agreement on transferring the share (partial share) in registered capital of this limited liability company, which is transferred as a payment for offered securities. Shares of Russian Joint Stock Companies and shares of Foreign Joint Stock Companies transferred as a payment for offered securities under pre-emption right / not under pre-emption right, are to be credited to the following accounts:
Russian Joint Stock Companies shares are to be credited to Issuer’s depository account with following details:

Full Depository name	Limited Liability Company Depository and corporative technologies

Short Depository name	LLC DKT

Registered address:	7 Ramenki Street, bld. 1, 119607 Moscow

Mail address:	4 Stromynka Street, bld.1, 107014 Moscow

Contact telephone number	+7 (495) 641-30-31

Number of securities market professional’s licence for carrying out depository activity	177-11151-000100

License issue date	03.04.2008

Issuing authority	FFMS of Russia

License expiry date	without limitation

Depository Agreement	from 19.02.2008 No. 108 / DKT-DU

Owner’s depository account	No. B00000135
or to other account, the information of which will be disclosed by Issuer in the following terms after Issuer’s authorized body takes a decision on crediting shares of Russian Joint Stock Companies to these accounts:
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	at Issuer’s website www.interrao.ru — not later than 2 (two) days.
Foreign Joint Stock Companies shares are to be credited to Issuer’s depository account with following details:

Full Depository name	OPEN JOINT STOCK COMPANY EUROFINANCES INVESTMENT COMPANY

Short Depository name	OJSC IC EUROFINANCES

Registered address:	10 Shabolovka Street, bld 2, 119049 Moscow, Russian Federation

Mail address:	10 Shabolovka Street, bld 2, 119049 Moscow, Russian Federation

Contact telephone number	+7 (495) 545-35-35

Number of securities market professional’s licence for carrying out depository activity	177-06285-00100

License issue date	12.09.2003

Issuing authority	FFMS of Russia

License expiry date	without limitation

Depository Agreement	636-D/10 from 15.09.2010

Owner’s depository account	001774P01

or to Issuer’s depository account with following details: Full Depository name	Limited Liability Company Depository and corporative technologies

Short Depository name	LLC DKT

Registered address:	7 Ramenki Street, bld. 1, 119607 Moscow

Mail address:	4 Stromynka Street, bld.1, 107014 Moscow

Contact telephone number	+7 (495) 641-30-31

Number of securities market professional’s licence for carrying out depository activity	177-11151-000100

License issue date	03.04.2008

Issuing authority	FFMS of Russia

License expiry date	without limitation

Depository Agreement	from 19.02.2008 No. 108 / DKT-DU

Owner’s depository account	No. B00000135
or to other account, the information of which will be disclosed by Issuer in the following terms after Issuer’s authorized body takes a decision on crediting shares of Russian Joint Stock Companies to these accounts:
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	at Issuer’s website www.interrao.ru — not later than 2 (two) days.
The information on appraiser (s) involved for appraising commercial value of the property used as payment for offered securities:
1. Appraiser’s surname, name, and patronymic: Voronkin Aleksey Vladimirovich;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professonals SMAO location of self-regulated appraisers organization: 74A Leningradsky Prospekt, Moscow appraisers’ registration number and registration date in self-regulated appraisers organization register: No. 2882 from March 20, 2009;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Closed Joint Stock Company Deloitte and Touche CIS;
Short company name: CJSC Deloitte and Touche CIS;
legal person location: 5 Lesnaya Street, 103009 Moscow;
primary state registration number (OGRN): 1027700425444.
2. Appraiser’s surname, name, and patronymic: Ustimenko Vitaly Aleksandrovich;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professonals SMAO;
location of self-regulated appraisers organization: 74A Leningradsky Prospekt, Moscow appraisers’ registration number and registration date in self-regulated appraisers organization register: No. 2881 from March 19, 2009;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Closed Joint Stock Company Deloitte and Touche CIS;
Short company name: CJSC Deloitte and Touche CIS;
legal person location: 5 Lesnaya Street, 103009 Moscow

primary state registration number (OGRN): 1027700425444.
3. Appraiser’s surname, name, and patronymic: Shulga Anton Vladimirovich;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO;
location of self-regulated appraisers organization: 74A Leningradsky Prospekt, Moscow appraisers’ registration number and registration date in self-regulated appraisers organization register: No. 2883 from March 20, 2009;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Closed Joint Stock Company Deloitte and Touche CIS;
Short company name: CJSC Deloitte and Touche CIS;
legal person location: 5 Lesnaya Street, 103009 Moscow
primary state registration number (OGRN): 1027700425444.
4. Appraiser’s surname, name, and patronymic: Belov Valery Alekseevich;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO;
location of self-regulated appraisers organization: 74A Leningradsky Prospekt, Moscow appraisers’ registration number and registration date in self-regulated appraisers organization register: No. 74.66 from November 16, 2007;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Closed Joint Stock Company Deloitte and Touche CIS;
Short company name: CJSC Deloitte and Touche CIS;
legal person location: 5 Lesnaya Street, 103009 Moscow
primary state registration number (OGRN): 1027700425444.
5. Appraiser’s surname, name, and patronymic: Tschagovets Aleksey Sergeevich;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO;
location of self-regulated appraisers organization: 74A Leningradsky Prospekt, Moscow appraisers’ registration number and registration date in self-regulated appraisers organization register: No. 2750 from October 27, 2009;
Information on legal person that concluded labor agreement with appraiser:

Full company name Closed Joint Stock Company Deloitte and Touche CIS;
Short company name CJSC Deloitte and Touche CIS;
legal person location: 5 Lesnaya Street, 103009 Moscow
primary state registration number (OGRN): 1027700425444.
6. Appraiser’s surname, name, and patronymic: Callaway John Robert;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO;
location of self-regulated appraisers organization: 74A Leningradsky Prospekt, Moscow appraisers’ registration number and date of registration in self-regulated appraisers organization register: No. 2541 from July 18, 2008;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Closed Joint Stock Company KMPG;
Short company name: CJSC KPMG;
legal person location: 18/1 Olimpiysky Prospekt, 3035, 129110 Moscow;
primary state registration number (OGRN): 1027700125628.
7. Appraiser’s surname, name, and patronymic: Kudryaev Sergey Sergeevich;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO;
location of self-regulated appraisers organization: 74A Leningradsky Prospekt, Moscow appraisers’ registration number and date of registration in self-regulated appraisers organization register: No. 2654 from September 12, 2008;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Closed Joint Stock Company KMPG;
Short company name: CJSC KPMG;
legal person location: 18/1 Olimpiysky Prospekt, 3035, 129110 Moscow primary state registration number (OGRN): 1027700125628.
8. Appraiser’s surname, name, and patronymic: Savin Vasily Anatolyevich;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO;
location of self-regulated appraisers organization: 74A Leningradsky Prospekt, Moscow appraisers’ registration number and date of registration in self-regulated appraisers organization register: No. 409 from July 6, 2007
Information on legal person that concluded labor agreement with appraiser:
Full company name: Closed Joint Stock Company KMPG;
Short company name: CJSC KPMG;
legal person location: 18/1 Olimpiysky Prospekt, 3035, 129110 Moscow;
primary state registration number (OGRN): 1027700125628.
9. Appraiser’s surname, name, and patronymic: Edomsky Sergey Rudolfovich;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: All-Russia Nonprofit Organization Russian Appraisers Society;
location of self-regulated appraisers organization: 2A First Basmanny Pereulok, office 5, 107078 Moscow;
appraisers’ registration number and date of registration in self-regulated appraisers organization register: No. 002797 from 10.01.2008;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Limited Liability Company The Institute for Enterprise Issues;
Short company name: LLC IPP;
legal person location: 92A Marata Street, 191119 Saint Petersburg, Russian Federation;
primary state registration number (OGRN): 1027800561458.
10. Appraiser’s surname, name, and patronymic: Schaskolsky Aleksey Igorevich;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: All-Russia Nonprofit Organization Russian Appraisers Society;
location of self-regulated appraisers organization: 2A First Basmanny Pereulok, office 5, 107078 Moscow;
appraisers’ registration number and registration date in self-regulated appraisers organization register: No. 002795 from 10.01.2008;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Limited Liability Company The Institute for Enterprise Issues;
Short company name: LLC IPP;
legal person location: 92A Marata Street, 191119 Saint Petersburg, Russian Federation;
primary state registration number (OGRN): 1027800561458.
11. Appraiser’s surname, name, and patronymic: Bogatova Ekaterina Mikhailovna;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: All-Russia Nonprofit Organization Russian Appraisers Society;

location of self-regulated appraisers organization: 2A First Basmanny Pereulok, office 5, 107078 Moscow;
appraisers’ registration number and registration date in self-regulated appraisers organization register: No. 002795 from 10.01.2008;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Limited Liability Company The Institute for Enterprise Issues;
Short company name: LLC IPP;
legal person location: 92A Marata Street, 191119 Saint Petersburg, Russian Federation;
primary state registration number (OGRN): 1027800561458.
12. Appraiser’s surname, name, and patronymic: Burdaeva Ekaterina Aleksandrovna;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: All-Russia Nonprofit Organization Russian Appraisers Society;
location of self-regulated appraisers organization: 2A First Basmanny Pereulok, office 5, 107078 Moscow;
appraisers’ registration number and registration date in self-regulated appraisers organization register: No. 002812 from 14.01.2008;
Information on legal person that concluded labor agreement with appraiser:
Full company name Limited Liability Company The Institute for Enterprise Issues;
Short company name: LLC IPP;
legal person location: 92A Marata Street, 191119 Saint Petersburg, Russian Federation;
primary state registration number (OGRN): 1027800561458.
13. Appraiser’s surname, name, and patronymic: Schablya Egor Yaroslavovich;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: All-Russia Nonprofit Organization Russian Appraisers Society;
location of self-regulated appraisers organization: 2A First Basmanny Pereulok, office 5, 107078 Moscow;
appraisers’ registration number and registration date in self-regulated appraisers organization register: No. 002794 from 10.01.2008;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Limited Liability Company The Institute for Enterprise Issues;
Short company name: LLC IPP;
legal person location: 92A Marata Street, 191119 Saint Petersburg, Russian Federation;
primary state registration number (OGRN): 1027800561458.
14. Appraiser’s surname, name, and patronymic: Birykov Vitaly Valarievich;
information on membership in self-regulated appraisers organization:

full name of the self-regulated appraisers organization: Nonprofit Partnership APPRAISAL PROFESSIONALS COMMUNITY;
location of self-regulated appraisers organization: 5 Grivtsova per. office 101, 190000 Saint Petersburg;
appraisers’ registration number and registration date in self-regulated appraisers organization register: No. 0028 from 20.11.2009
Information on legal person that concluded labor agreement with appraiser:
Full company name: Limited Liability Company The Institute for Enterprise Issues;
Short company name: LLC IPP;
legal person location: 92A Marata Street, 191119 Saint Petersburg, Russian Federation;
primary state registration number (OGRN): 1027800561458.
15. Appraiser’s surname, name, and patronymic: Romanova Svetlana Igorevna;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO;
location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow;
appraisers’ registration number and registration date in self-regulated appraisers organization register: No. 2227 from April 4, 2008;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Limited Liability Company Nexia Pacioli Consulting;
Short company name: LLC Nexia Pacioli Consulting;
legal person location: 2 M. Polyanka Street, 119180 Moscow;
primary state registration number (OGRN): 1047796989679.
16. Appraiser’s surname, name, and patronymic: Vyaseleva Adilya Iskanderovna;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO;
location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow;
appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 696 from August 8, 2007;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Limited Liability Company Nexia Pacioli Consulting;
Short company name: LLC Nexia Pacioli Consulting;

legal person location: 2 M. Polyanka Street, 119180 Moscow;
primary state registration number (OGRN): 1047796989679.
17. Appraiser’s surname, name, and patronymic: Zuev Denis Alekseevich;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO;
location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow;
appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 2136 from March 17, 2008;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Limited Liability Company Nexia Pacioli Consulting;
Short company name: LLC Nexia Pacioli Consulting;
legal person location: 2 M. Polyanka Street, 119180 Moscow;
primary state registration number (OGRN): 1047796989679.
18. Appraiser’s surname, name, and patronymic: Ivanov Aleksandr Sergeevich;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO;
location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow;
appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 1767 from Febriary 01, 2008;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Limited Liability Company Nexia Pacioli Consulting;
Short company name: LLC Nexia Pacioli Consulting;
legal person location: 2 M. Polyanka Street, 119180 Moscow;
primary state registration number (OGRN): 1047796989679.
19. Appraiser’s surname, name, and patronymic: Aleksanrova Tatyana Nikolaevna;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO;
location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow;
appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 2626 from 25.08.2008;

Information on legal person that concluded labor agreement with appraiser:
Full company name: Limited Liability Company TOP-AUDIT AUDIT AND CONSULTING COMPANY;
Short company name: LLC TOP-AUDIT AUDIT AND CONSULTING COMPANY;
legal person location: 73 Volokolamskoye Shosse, 123424 Moscow;
primary state registration number (OGRN): 1027739441553.
20. Appraiser’s surname, name, and patronymic: Arzumanov Elman Vagifovich;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO;
location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow;
appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 1637 from 25.01.2008;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Limited Liability Company TOP-AUDIT AUDIT AND CONSULTING COMPANY;
Short company name: LLC TOP-AUDIT AUDIT AND CONSULTING COMPANY;
legal person location: 73 Volokolamskoye Shosse, 123424 Moscow;
primary state registration number (OGRN): 1027739441553.
21. Appraiser’s surname, name, and patronymic: Bekeshko Irina Aleksandrovna;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO;
location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow;
appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 2800 from 05.12.2008;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Limited Liability Company TOP-AUDIT AUDIT AND CONSULTING COMPANY;
Short company name: LLC TOP-AUDIT AUDIT AND CONSULTING COMPANY;
legal person location: 73 Volokolamskoye Shosse, 123424 Moscow;
primary state registration number (OGRN): 1027739441553.
22. Appraiser’s surname, name, and patronymic: Bogdanov Nikolay Aleksandrovich;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO;

location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow;
appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 22 from 04.05.2007;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Limited Liability Company TOP-AUDIT AUDIT AND CONSULTING COMPANY;
Short company name: LLC TOP-AUDIT AUDIT AND CONSULTING COMPANY;
legal person location: 73 Volokolamskoye Shosse, 123424 Moscow;
primary state registration number (OGRN): 1027739441553.
23. Appraiser’s surname, name, and patronymic: Gorovtsova Irina Gennadyevna;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO;
location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow;
appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 2758 from 01.11.2008;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Limited Liability Company TOP-AUDIT AUDIT AND CONSULTING COMPANY;
Short company name: LLC TOP-AUDIT AUDIT AND CONSULTING COMPANY;
legal person location: 73 Volokolamskoye Shosse, 123424 Moscow;
primary state registration number (OGRN): 1027739441553.
24. Appraiser’s surname, name, and patronymic: Dryndina Svetlana Sergeevna;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO;
location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow;
appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 2427 from 17.06.2008;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Limited Liability Company TOP-AUDIT AUDIT AND CONSULTING COMPANY;
Short company name: LLC TOP-AUDIT AUDIT AND CONSULTING COMPANY;
legal person location: 73 Volokolamskoye Shosse, 123424 Moscow;
primary state registration number (OGRN): 1027739441553.
25. Appraiser’s surname, name, and patronymic: Dunaeva Tatyana Viktorovna;

information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO;
location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow;
appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 70 from 04.05.2007;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Limited Liability Company TOP-AUDIT AUDIT AND CONSULTING COMPANY;
Short company name: LLC TOP-AUDIT AUDIT AND CONSULTING COMPANY;
legal person location: 73 Volokolamskoye Shosse, 123424 Moscow;
primary state registration number (OGRN): 1027739441553.
26. Appraiser’s surname, name, and patronymic: Kalashnikov Sergey Vladimirovich;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professonals SMAO;
location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow;
appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 2801 from 05.12.2008;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Limited Liability Company TOP-AUDIT AUDIT AND CONSULTING COMPANY;
Short company name: LLC TOP-AUDIT AUDIT AND CONSULTING COMPANY;
legal person location: 73 Volokolamskoye Shosse, 123424 Moscow;
primary state registration number (OGRN): 1027739441553.
27. Appraiser’s surname, name, and patronymic: Kochergina Anna Viktorovna;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professonals SMAO;
location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow;
appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 2730 from 20.10.2008;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Limited Liability Company TOP-AUDIT AUDIT AND CONSULTING COMPANY;
Short company name: LLC TOP-AUDIT AUDIT AND CONSULTING COMPANY;

legal person location: 73 Volokolamskoye Shosse, 123424 Moscow;
primary state registration number (OGRN): 1027739441553.
28. Appraiser’s surname, name, and patronymic: Kurepov Mikhail Mikhailovich;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO;
location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow;
appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 1514 from 14.01.2008;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Limited Liability Company TOP-AUDIT AUDIT AND CONSULTING COMPANY;
Short company name: LLC TOP-AUDIT AUDIT AND CONSULTING COMPANY;
legal person location: 73 Volokolamskoye Shosse, 123424 Moscow;
primary state registration number (OGRN): 1027739441553.
29. Appraiser’s surname, name, and patronymic: Aleksandrova Marina Yurievna;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO;
location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow;
appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 3132 from 28.05.2010;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Closed Joint Stock Company BDO;
Short company name: CJSC BDO;
legal person location: 125 Varshavskoye Shosse, bld 1, section 11, 117587 Moscow;
primary state registration number (OGRN): 1037739271701.
30. Appraiser’s surname, name, and patronymic: Astafyeva Olga Gennadyevna;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO;
location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow;
appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 3145 from 23.06.2010;

Information on legal person that concluded labor agreement with appraiser:
Full company name: Closed Joint Stock Company BDO;
Short company name: CJSC BDO;
legal person location: 125 Varshavskoye Shosse, bld 1, section 11, 117587 Moscow;
primary state registration number (OGRN): 1037739271701.
31. Appraiser’s surname, name, and patronymic: Zavyalets Andrey Emelyanovich;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO;
location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow;
appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 3121 from 20.05.2010;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Closed Joint Stock Company BDO;
Short company name: CJSC BDO;
legal person location: 125 Varshavskoye Shosse, bld 1, section 11, 117587 Moscow;
primary state registration number (OGRN): 1037739271701.
32. Appraiser’s surname, name, and patronymic: Kolomiets Vladimir Vladimirovich;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professonals SMAO;
location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow;
appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 3146 from 23.06.2010;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Closed Joint Stock Company BDO;
Short company name: CJSC BDO;
legal person location: 125 Varshavskoye Shosse, bld 1, section 11, 117587 Moscow;
primary state registration number (OGRN): 1037739271701.
33. Appraiser’s surname, name, and patronymic: Kalacheva Yulia Viktorovna;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO;

location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow;
appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 3126 from 20.05.2010;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Closed Joint Stock Company BDO;
Short company name: CJSC BDO;
legal person location: 125 Varshavskoye Shosse, bld 1, section 11, 117587 Moscow primary state registration number (OGRN): 1037739271701.
34. Appraiser’s surname, name, and patronymic: Mironenko Denis Aleksandrovich;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Nonprofit partnership Association of appraisers professionals SMAO;
location of self-regulated appraisers organization: 74A Leningradsky Prospekt, 125315 Moscow;
appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 3122 from 20.05.2010;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Closed Joint Stock Company BDO;
Short company name: CJSC BDO;
legal person location: 125 Varshavskoye Shosse, bld 1, section 11, 117587 Moscow primary state registration number (OGRN): 1037739271701.
35. Appraiser’s surname, name, and patronymic: Rodin Maksim Gennadyevich;
information on membership in self-regulated appraisers organization:
full name of the self-regulated appraisers organization: Interregional self-regulated nonprofit organization Nonprofit Partnership Professional Experts and Appraisers Association;
location of self-regulated appraisers organization: 6A 8 Marta 4th Street, 125167 Moscow;
appraisers’ registration number and registration: date in self-regulated appraisers organization register: No. 11 from 15.10.2007;
Information on legal person that concluded labor agreement with appraiser:
Full company name: Closed Joint-Stock Company International Business-Center: consultation, investments, appraisal;
Short company name: CJSC MBC;
legal person location: 6A 8 Marta 4th Street, office 507, 125167 Moscow;
primary state registration number (OGRN): 1037743018576.

2.7. Terms and procedure for concluding agreements in the course of equity securities placement.
Terms and procedure of civil law contracts conclusion (terms and procedure for filing and satisfaction of applications) in the course of securities placement.
The placement of additional ordinary registered non-documentary shares to persons with pre-emption acquisition right is made according to the procedure specified by p. 8.5. of the Decision on additional securities issue and p. 9.3. of this Securities Prospectus.
The placement of securities during validity period of pre-emption right for acquiring additional ordinary registered non-documentary shares, specified by p. 8.5. of the Decision on additional securities issue and p. 9.3. of this Securities Prospectus, is possible only through exercising aforecited pre-emption right
Additional ordinary registered non-documentary shares of this additional issue can be offered only on a basis of agreements intended for securities placement (hereinafter “the Share Purchase Agreement”) concluded between Issuer and persons from the list of prospective acquirers of additional ordinary registered non-documentary shares (hereinafter “Acquirers”), listed in p. 8.1. of the Decision on additional securities issue and p. 9.7. of this Securities Prospectus.
The procedure of exercising pre-emption right for acquiring offered securities:
The record date for shareholders entitled to pre-emption acquisition of offered securities: 20.05.2010.
The procedure of notice on possibility of exercising pre-emption right for acquiring offered securities:
After state registration of this additional securities issue and determination of the offering price by the Board of Directors of the Issuer, however not later than Placement Start Date, the Issuer shall notify persons entitled for pre-emption acquisition of additional ordinary registered non-documentary shares on possibility of exercising the pre-emption right according to the procedure determined for notifications on holding General Shareholder Meetng, namely
     1. through publishing notice in “Izvestiya” newspaper and
     2. through placing notice in the Web at www.interrao.ru.
Such notice shall include:
▪	information on number of offered additional ordinary registered non-documentary shares;

▪	offering price for additional ordinary registered non-documentary shares, including offering price for persons included to list of person entitled for pre-emption acquisition of securities;

▪	Procedure for determination of a number of additional ordinary registered non-documentary shares each person with pre-emption acquisition right is entitled to acquire;

▪	the procedure of submitting applications from these persons to the Issuer;

▪	the order of consideration of applications from the persons exercising pre-emption right for acquisition of additional ordinary registered non-documentary shares;

▪	the procedure for paying up additional ordinary registered non-documentary shares acquired;

▪	pre-emption right exercising term.
The procedure of exercising pre-emption right for acquiring offered securities:
The placement of additional ordinary registered non-documentary shares to persons with relevant pre-emption right is made based on applications in writing (hereinafter “the Application(s)”) filed by such persons (hereinafter “the Applicant(s)”).

Persons with pre-emption right for acquiring additional ordinary registered non-documentary shares are entitled to exercise their pre-emption right partially or in full in amount proportional to number of Issuer’s ordinary registered shares in their ownership.
Certain number of ordinary registered non-documentary shares is planned to be offered under exercising pre-emption acquisition right (i.e. when acquiring by Applicants) outside the Russian Federation as well, through placing relevant foreign securities cerfifying rights for additional ordinary registered non-documentary shares in accordance with foreign law (hereinafter “the Depository Receipts”). The Applicant representing prospective owners of the foreign securities placed in accordance with foreign law in this case will be foreign issuer certifying rights in regard to Issuer’s ordinary registered shares (hereinafter also “Depository Bank”).
Issue of Depository Receipts is not subject to state registration in the Russian Federation. The Depository Receipts are offered solely outside the Russian Federation, and they may not be and shall not be placed by Issuer within the Russian Federation or circulate freely within the Russian Federation.
The placement of additional ordinary registered non-documentary shares through placing Depository Receipts is made only if Issuer posess the Permit for placement and/or circulation of securities outside the Russian Federation issued in due order by The Federal Financial Markets Service, which is required by the legislation of the Russian Federation for issuing and consequent circulation of ordinary registered non-documentary shares outside the Russian Federation.
The placement of Issuer’s additional ordinary registered non-documentary shares through placement of foreign securities is deemed to be the crediting specified Issuer’s shares to the personal account (depository account) of the Depository Bank which is the issuer of corresponding Depository Receipts in accordance with foreign law.
The placement of securities during validity period of pre-emption right for acquiring additional ordinary registered non-documentary shares is possible only through exercising afforested pre-emption right.
A person entitled for pre-emption acquisition of additional ordinary registered non-documentary shares shall file the Application within Pre-emption period, as described below.
The Application shall contain the following information:
▪	If Issuer is a legal person: Full company name: (full name), location, primary state registration number or its analogue. If Issuer is a physical person: surname, name and patronymic, place of residence, passport data);

▪	The number of additional ordinary registered non-documentary shares acquired under pre-emption right, which shall not exceed the maximum amount of specified shares that can be acquired by the Applicant, which is calculated according to the procedure given below:
It is recommended to include in the Application:
▪	Applicant’s contact phone numbers and e-mail address;

▪	the information on form of payment for offered additional ordinary registered non-documentary shares (monetary / non-monetary / both monetary and non-monetary simultaneously), and in case of non-monetary payment — reference to (i) Full company name: (full name) and (ii) primary state registration address or its analogue of the company from the list specified in p. 8.6. of the Decision on additional securities issue and p. 2.6. of this Securities Prospectus, shares (registered capital share) of which are considered to be transferred as payment for Issuer’s offered additional ordinary registered non-documentary shares, as well as (iii) number of said shares (nominal value of the registered capital share) transferred as payment for Issuer’s offered ordinary registered non-documentary shares;

▪	bank details that shall be used for money return in cases provided by the law (if monetary payment form for offered additional ordinary registered non-documentary shares was chosen);

▪	Applicant’s personal account in Issuer’s Share Register where additional ordinary registered non-documentary shares acquired under pre-emption right shall be credited to (or, if additional ordinary registered non-documentary shares shall be credited to Applicant depository account-, the information on Depository (Full company name: primary state registration number, state registration authority, state registration date (date of entering to Uniform State Register of Legal Entities), Applicant’s depository account, date and number of Depository Agreement between Depository and Applicant, date and number of Interdepository Agreement, if any, and other details necessary for the Issuer in order to credit additional ordinary registered non-documentary shares));
▪	Applicant’s taxpayer identification number (if any);

▪	Applicant’s location.
The Application shall be signed by a person entitled to pre-emption acquisition of additional ordinary registered non-documentary shares (a person authorized by the same confirmed by the original or notarized copy of a duly executed power of attorney or another document to confirm the representative’s authority), and for legal entities shall bear a seal (if any).
The Application shall be enclosed with document on paying up the securities.
The Issuer can determine the recommended Application form. In this case the Application form will be published at Issuer’s website at: www.interrao.ru simultaneously with publication of Notice on possibility of exercising pre-emption right for acquiring offered securities.
The Applicant is entitled to pay for additional ordinary registered non-documentary shares of this issue with monetary funds, non-monetary assets or both.
The payment for additional ordinary registered non-documentary shares acquired shall be made by Applicant in accordance with the procedure determined by p. 8.6. of the Decision on additional securities issue and p. 2.6. of this Securities Prospectus.
A person exercising the pre-emption right to acquire additional ordinary registered non-documentary shares is liable for the truthfulness of the data provided in the Application, and their consistency with the data in the Issuer’s shareholders register.
The Applications shall be sent by Applicant with priority mail to: Open Joint-Stock Company Registrar R.O.S.T., 18 Stromynka Street, 107995 Moscow, PO Box 9 (marked: FOR JSC INTER RAO UES) or provided personally by the Applicant (a person authorized by the same confirmed by the original or notarized copy of a duly executed power of attorney or another document to confirm the representative’s authority) at any of the following addresses every day except Saturday, Sunday and public holidays within Pre-emption period:
▪	18 Stromynka Street, bld. 13, Moscow;

▪	at Issuer’s location.
In case the Applicant is going to pay for Issuer’s offered securities with shares of Foreign Joint Stock Companies listed in p. 8.6. of the Decision on additional securities issue and p. 2.6. of this Securities Prospectus, the Application shall be filed by the person entitled for pre-emption acquisition of additional shares through securities market professional with brokerage activity license, duly authorized by the Applicant.
In case the Applicant is going to pay for Issuer’s offered securities with share (partial share) in registered capital of the limited liability company listed in p. 8.6. of the Decision on additional securities issue and p. 2.6. of this Securities Prospectus, the Applicant shall coordinate with Issuer’s representatives the time of notarizing the transaction of transferring ownership for specified share (partial share) in registered capital of the limited liability company to the benefit of the Issuer (as payment for additional ordinary registered non-documentary shares acquired). Transaction on changing the ownership of the share (partial share) in registered capital is subject to notarization by the following notary: Fedorchenko Aleksandr Vyacheslavovich, address: 32 Bolshaya Dimitrovka Street, bld 4, Moscow, phone: +7 (495) 650-32-08,
739-09-82, Mon- Fri 11:00 -17:00 or any other notary approved by parties.
The Issuer is entitled to refuse the exercising of pre-emption right by the person submitting the Application in the following cases:
▪	The Application doesn’t correspond to requirements specified in p. 8.5. of the Decision on additional securities issue;

▪	The Application doesn’t allow to identify the Applicant as a person that have pre-emption right for acquiring additional ordinary registered non-documentary shares;

▪	no documents confirming payment of additional ordinary registered non-documentary shares by person with pre-emption right are enclosed with the Application

▪	The Application is received by the Issuer after expiration of the Pre-emption period.
In case the Application on acquiring additional ordinary registered non-documentary shares under exercising pre-emption right will not be satisfied by the Issuer, the Issuer returns money paid with reference to documents certifying the payment for the shares offered and/or property provided not later than 30 (thirty) days after expiration of the Pre-emption period.
The maximum number of additional ordinary registered non-documentary shares a person may acquire exercising its pre-emption right for acquiring such Issuer’s shares shall be proportionate to a number of ordinary Issuer’s Shares owned by him as for 20.05.2010 (the record date for persons entitled to participate in Annual General Shareholders Meeting held on 25.06.2010, where the Decision on increasing Issuer’s share capital through additional shares issue was taken) and determined by the following formula:
X = Y × (13 800 000 000 000 / К), where
X – the maximum amount of additional ordinary registered non-documentary shares that can be acquired by the person having pre-emption right to acquire specified Issuer’s shares;
Y – number of Issuer’s ordinary registered shares owned by the person with pre-emption right to acquire additional shares as for 20.05.2010 (the record date for persons entitled to participate in Annual General Shareholders Meeting where the Decision on increasing Issuer’s share capital through additional shares issue was taken);
13 800 000 000 000 (thirteen trillion eight hundred billion) – number of additional ordinary shares offered by the Issuer under the Decision on additional securities issue;
К – the number of Issuer’s ordinary registered non-documentary shares currently in circulation.
If the Application of the person with pre-emption right for acquiring additional ordinary registered non-documentary shares will specify the amount of the shares acquired lesser than number of shares paid according to the document confirming payment for securities offered enclosed with the Application, this Application will be satisfied by the Issuer only to the extent of the number of additional ordinary registered non-documentary shares specified un the Application. Moreover, the Issuer returns to the shareholder the monetary funds and/or property provided in excess of the value of offered securities, which number is specified in the Application, not later than 30 (thirty) days after expiration of the Pre-emption period.
If the Application of the person with pre-emption right for acquiring additional ordinary registered non-documentary shares will specify the amount of the shares acquired greater than number of shares paid according to the document confirming payment for securities offered enclosed with the Application, it is considered that such Applicant has exercised its pre-emption right for acquiring additional ordinary registered non-documentary shares only to the extent of the whole number of shares that had been paid up.

In case the number of additional ordinary registered non-documentary shares specified in the Application exceeds the number of additional ordinary registered non-documentary shares that the Applicant is entitled to acquire, the Application, provided all other conditions are met, shall be satisfied only to the extent of maximum number of paid up shares affordable to the Applicant, based on the number of shares owned by him and in accordance with procedure of calculation of maximum amount of additional shares that can be acquired by a person under its pre-emption right, determined by the Decision on additional securities issue.
If the duly determined number of placed additional ordinary registered non-documentary shares, determining the extent for exercising pre-emption right of the person for acquiring said shares, is a fractional number, such person is entitled to acquire a portion of the offered additional ordinary registered non-documentary shares (fractional share) corresponding to the fractional part of this number.
Fractional share shall give the shareholder – its owner – rights granted by the share of the relevant category (type), in the amount corresponding to this part of the whole share.
Fractional shares are circulated on a par with the whole shares.
No round off is made when registering ownership rights for fractional shares on registered persons personal accounts in share register system.
The additional ordinary registered non-documentary shares purchase agreement is considered to be concluded with the Applicant after Issuer receives the Application enclosed with document confirming the payment with monetary funds and (or) corresponding statements from personal account (depository account) and other documents confirming transfer of securities transferred as payment for offered securities, to the Issuer’s personal account (depository account) and (or) documents confirming the transfer of the share in registered capital of the limited liability company to the Issuer, if no reasons for refusal in exercising pre-emption rights specified in Decision on additional securities issue are present. Herewith, if the Application with enclosed payment documents will be received by Issuer’s before Placement Start Date, corresponding agreements are deemed to be concluded at Securities Placement Start Date.
The agreement on acquiring ordinary registered non-documentary shares with Applicant that paid for these shares with share (part of the share) in registered capital of the limited liability company specified in p. 8.6. of the Decision on additional securities issue is deemed to be concluded after notarizing the transaction of transferring ownership of the share (part of the share) in registered capital of said company as payment for securities offered.
The Issuer shall send to Issuer’s registrar (Open Joint-Stock Company Registrar R.O.S.T., OGRN 1027739216757, FCSM license for maintaining register No. 10-000-1-00264 from 03.12.2002) the transfer order which is a reason for entering the credit entry to personal account of the person exercising pre-emption right not later than 5 (five) business days after paying up securities or receiving the Application, whichever is later, however not later than Placement End Date.
The Registrar shall write off the number of additional securities specified in transfer order from the Issuer’s account and credit these securities to personal account of the person exercising pre-emption right or nominee holder serving the person exercising pre-emption right, within 3 (three) days after receiving the transfer order, however not later than Placement End Date.
Pre-emption period: The pre-emption right for acquiring offered securities is valid within 45 (forty five) days after the date of publishing the notice on possibility of exercising pre-emption right in Izvestiya newspaper or publishing the notice on possibility of exercising pre-emption right at the Web at www.interrao.ru. The pre-emption right validity period begins with the day going after the latter of the following: publication of the notice in “Izvestiya” newspaper or at Issuer’s website at www.interrao.ru. In case if the last day of pre-emption right validity period falls at weekend and/or public holiday, the date of expiration of pre-emption right for acquiring placed securities shall be considered the next business day (clause 193 (expiry in non-business day) of the Civil Code of the Russian Federation.
The placement of securities during validity period of pre-emption right for acquiring placed securities is possible only through exercising afforested pre-emption right.

The procedure of summing up the results of exercising pre-emption right for acquiring offered securities:
The summing up the results of exercising pre-emption right for acquiring additional securities is made by Chairman of the Board of the Issuer within 5 (five) days after the validity period of pre-emption right for acquiring additional shares is expired, and it determines the number of shares subject to be placed under private offering.
The procedure of disclosing the information on results of exercising pre-emption right for acquiring offered securities:
The information on results of exercising pre-emption right is disclosed by the Issuer in form of message, within the following terms after summing up the results of exercising pre-emption right:
–	in Newswire of one of the Authorized information agencies – not later than 1 (one) day;

–	on Issuer’s website www.interrao.ru – not later than 2 (two) days.
The placement of additional ordinary shares of this issue not under pre-emption right is made based on Share purchase agreements.
In order to conclude Share purchase agreements, the Purchaser (or its authorized representative) willing to purchase ordinary registered non-documentary shares of this additional issue shall submit a request for purchasing securities specifying the number of additional ordinary registered non-documentary shares that he wishes to purchase (hereinafter – “the Request”).
The Request shall include:
▪	the heading: Purchase request for placed securities of Open Joint-Stock Company INTER RAO UES;

▪	Full company name: (full name) of the Purchaser of reference that the Purchaser is the Russian Federation represented by the Federal Property Management Agency (Rosimushchestvo);

▪	whole number (maximum whole number) of additional ordinary registered non-documentary shares that Purchaser intends to purchase at price set by Issuer’s Board of Directors;

▪	the information on form of payment for offered ordinary registered non-documentary shares (monetary / non-monetary / both monetary and non-monetary simultaneously), and in case of non-monetary payment for additional ordinary registered non-documentary shares, the number of shares of Russian Joint Stock Companies or Foreign Joint Stock Companies as determined in p. 8.6. of the Decision on additional securities issue and p. 2.6. of this Securities Prospectus, transferred as payment for offered additional ordinary registered non-documentary shares, stating the name and OGRN of the Russian Joint Stock Company and/or name of the Foreign Joint Stock Company and its location, state registration number, shares issue number (if any);

▪	the personal account of the Purchaser in Issuer’s shareholders register, where purchased additional ordinary registered non-documentary shares shall be credited to (or information about nominee holder, if additional ordinary registered non-documentary shares shall be credited in Issuer’s shareholders register to nominee holder’s account (Full company name:, primary state registration number, registration authority, state registration date (date of entering to Uniform State Register of Legal Entities), Purchaser’s depository account, date and number of Depository Agreement between prospective Purchaser and Applicant, date and number of Interdepository Agreement, if any));

▪	Purchaser’s taxpayer identification number (if any);

▪	Purchaser’s location;

▪	Purchaser’s contact phone numbers and e-mail address;

▪	Request date.
The request shall be signed by Purchaser (a person authorized by the same confirmed by the original or notarized copy of a duly executed power of attorney or another document to confirm the representative’s authority), and for legal entities shall bear a seal (if any).
The Purchaser is entitled to pay for additional ordinary registered non-documentary shares of this issue with monetary funds, non-monetary assets or both.
The Purchaser, beginning with the date of state registration of this additional issue, shall submit the Request to the Issuer at the following address: 12 Krasnoprensenskaya naberezhnaya, entrance 7, 123610 Moscow, Russian Federation, JSC INTER RAO UES, from 11:00 to 16:00 except Saturdays, Sundays and public holidays. The Purchaser is entitled to submit several requests. The request shall be submitted not later than 10 (ten) business days before Placement End Date.
In case if Purchaser’s purchase of the amount of additional ordinary registered non-documentary shares specified in the Request requires the decision of Purchaser’s management bodies, or such transaction shall be made with preliminary approval of anti-monopoly authority, the Purchaser shall enclose with the Request certified copies of relevant decisions of Purchaser’s management bodies and opinion of the anti-monopoly authority (if applicable). In cases specified by current legislation, a securities market professional with brokerage license shall be involved in conclusion the Share purchase agreement, resulted from acceptance of the Request.
Issuer satisfies Requests on its sole discretion, beginning with the date of disclosing the information on results of exercising the pre-emption right in newswire of on of the authorized information agencies.
The Issuer shall notify the Purchaser about Request consideration results not later than 10 business days prior to Placement End Date via contact telephone numbers and e-mail provided in the Request.
Based on submitted Requests subject to satisfaction, the Issuer concludes Share purchase agreement(s) with the Purchaser.
Share purchase agreements are concluded in simple written form through making single document executed by authorized parties in agreed number of copies, however minimum 2 copies.
The place for concluding Share purchase agreements: 12 Krasnopresnenskaya naberezhnaya, entrance 7, 123610 Moscow, Russian Federation, JSC INTER RAO UES.
In order to conclude a Share purchase agreement, the authorized representative of the Purchaser shall apply at the following address within securities placement period determined in the Decision on additional securities issue: 12 Krasnoprensenskaya naberezhnaya, entrance 7, 123610 Moscow, Russian Federation, JSC INTER RAO UES (from 11:00 to 16:00 except Saturdays, Sundays and public holidays).
Material terms of the Share purchase agreement are determined by Issuer and Purchaser by agreement of the parties, however not conflicting with the Decision on additional securities issue and applicable laws.
The Share purchase agreement is signed by the Chairman of the management Board of the Issuer or person with relevant authority. The Share purchase agreement is deemed to be concluded after is signing by both parties.
Placed securities shall be paid by relevant Purchasers in full within the term determined in the Share purchase agreement, however not later than 3 (three) business days before Placement End Date and before making credit entries at personal (depository) accounts. Herewith, credit entries at personal (depository) accounts of Purchasers cannot be made after Placement End Date.
After the Share purchase agreement is signed by Issuer and Purchaser, Purchaser shall transfer the money to Issuer’s current account specified in p. 8.6. of the Decision on additional securities issue and p. 2.6. of this Securities Prospectus, and in case of paying for shares with non-monetary assets, transfer the property as payment for shares in accordance with the procedure determined in p. 8.6. of the Decision on additional securities issue and p. 2.6. of this Securities Prospectus.

Modification or termination of concluded Share purchase agreements is made on the basis and according to the procedure determined by cl. 29 (Agreements modification and termination) of the Civil code of the Russian Federation.
Securities placed are registered, and shareholders register is maintained by registrar.
The person that shall receive the transfer order from Issuer, which is a basis for making credit entry on personal account of the first purchaser (registrar, first purchaser), as well as other conditions of making transfer order:

Full company name of register	Open Joint-Stock Company Registrar R.O.S.T.

Short company name	OJSC Registrar R.O.S.T.

Registered address:	18 Stromynka Street, bld. 13, Moscow

Mail address:	18 Stromynka Street, 107996 Moscow, PO Box 9

Number of securities market professional’s license for carrying out registrar activity	10-000-1-00264

License issue date	03.12.2002

Issuing authority	FCSM of Russia

License expiry date	without limitation
After state registration of securities additional issue, the Issuer shall provide the registrar the registered Decision on additional securities issue, after which the additional issue securities are credited to Issuer’s account opened in Issuer’s share register, which is maintained by the registrar.
The issuer shall execute and deliver to registrar the transfer order which is a basis for making credit entry on personal account of Purchaser or nominal holder serving the Purchaser, within 5 (five) business days afar payment for places securities according to the procedure determined by the Decision on additional securities issue, if no other term is specified by Share purchase agreement, however not later that 3 (three) business days before Securities Placement End Date.
The Registrar shall write off from Issuer’s account the number of securities from this additional issue provided in transfer order, and credit these to personal account of Purchaser or nominal holder serving the Purchaser, within 3 (three) business days after receiving the transfer order.
Credit entry on Purchaser personal accounts in share register and depository accounts cannot be made after Placement End Date.
A pre-emptive right for acquiring securities is provided during securities placement.
Certain number of ordinary registered non-documentary shares from this additional issue is planned to be offered under exercising pre-emption right for acquisition of the shares placed (i.e. when acquiring by Applicants) outside the Russian Federation as well, through placing relevant foreign securities certifying rights in relation to additional shares in accordance with foreign law. Ordinary registered non-documentary shares from this additional issue are not planned to be offered to other purchasers (not exercising pre-emption right for acquiring shares offered) outside the Russian Federation.
Securities cannot be placed through subscription in a way of bidding.
Securities cannot be placed by the Issuer with involvement of securities market professionals providing securities placement services to the Issuer.
Previously placed (currently circulating) issuer’s securities of the same sort, category (type) are not planned to be offered for purchase (including outside the Russian Federation, through placing relevant foreign securities) simultaneously with placement of securities. Issuer’s shares, securities convertible to shares and options cannot be placed by the joint-stock company through closed subscription only among all shareholders, providing these shareholders the possibility to acquire the whole number of securities placed, proportional to the number of shares of the relevant category (type) in their ownership.

Securities are not placed through closed subscription only among shareholders of the Issuer’s joint-stock company, providing these shareholders the possibility to acquire certain (limited) number of securities placed.
Issuer plans to conclude preliminary agreements containing the obligation to conclude the general agreement in future intended for transferring ownership of places securities to the first owner. This preliminary agreement can be concluded with any Purchaser at his will after state registration of the additional issue of Issuer’s ordinary registered non-documentary shares not later than 10 (ten) business days before Placement End Date. Purchaser willing to conclude the preliminary agreement shall apply to Issuer at the following address: 12 Krasnoprensenskaya naberezhnaya, entrance 7, Moscow, business days from 11:00 to 16:00. Material terms of the preliminary agreement are determined by Issuer and Purchaser by agreement of the parties, however not conflicting with the Decision on additional securities issue and applicable laws. The preliminary agreement is signed on behalf of the Issuer by the Chairman of the Management Board of the Issuer or person with relevant authority. The preliminary agreement is concluded by making single document signed by parties in agreed number of copies, however minimum 2 copies. The preliminary agreement is deemed to be concluded from the moment of its signing.
The Issuer is not economic company with strategic importance for ensuring defense of the country and safety of the nation, in terms of the Federal Law On procedure of making foreign investments to economic companies with strategic importance for ensuring defense of the country and safety of the nation.
Concluding agreements intended for transferring ownership for Issuer’s securities to their first owners in the course of securities placement doesn’t require preliminary approval of said agreements in accordance with Federal Law On procedure of making foreign investments to economic companies with strategic importance for ensuring defense of the country and safety of the nation.
2.8. Circle of prospective purchasers of the equity securities offered.
1.	The Russian Federation represented by the Federal Agency for State Property Management (Rosimushchestvo); OGRN 1087746829994.
2.	Open Joint Stock Company Federal Grid company of the United Energy System (UES FGC JSC), OGRN: 1024701893336;
3.	Limited Liability Company Index of Power Engineering — UES FGC (LLC Index of Power Engineering — UES FGC), OGRN: 1087746560197;
4.	Open Joint Stock Company RusHydro (OJSC RusHydro), OGRN: 1042401810494 (Based on the Decision of the Annual General Meeting of Open Joint Stock Company RusHydro from 30.06.2010, Minutes No. 5 from 30.06.2010, the Full company name: of the company was changed. New Full company name: Open Joint Stock Company Federal Hydrogenerating Company (based on the decision of the Annual General Meeting from 30.06.2010, Minutes No. 5 from 30.06.2010)
5.	Limited Liability Company Index of Power Engineering — HydroOGK (LLC Index of Power Engineering — HydroOGK), OGRN: 1087746560131;
6.	Open Joint Stock Company ROSNEFTEGAZ (OJSC ROSNEFTEGAZ), OGRN: 1047796902966;
7.	State Corporation for Nuclear Power Rosatom (State Corporation Rosatom), OGRN: 1077799032926;
8.	Open Joint-Stock Company Rosneft Oil Company (OJSC Rosneft Oil Company), OGRN 1027700043502;
9.	Limited Liability Company Neft-Aktiv (LLC Neft-Aktiv), OGRN: 1077746098495;
10.	Open Joint-Stock Company Power Systems of the East RAO (OJSC RAO Power Systems of the East ), OGRN: 1087760000052;

11.	Closed Joint-Stock Company INTER RAO Capital (CJSC INTER RAO Capital), OGRN: 1027700091286;
12.	Limited Liability Company INTER RAO Invest (LLC INTER RAO Invest), OGRN: 1087746984490;
13.	Open Joint-Stock Company Joint-Stock Oil Company Bashneft (OJSC Bashneft JSOC), OGRN: 1020202555240;
14.	Gazprombank (Open Joint-Stock Company) (GPB (OJSC)), OGRN: 1027700167110;
15.	Limited Liability Company Managing Company AGANA (LLC AGANA MC), OGRN: 1027700076513;
16.	VADIFIN CONSULTING LIMITED, a company registered under the laws of the Republic of Cyprus, reg. No. HE 203767, with registered office at: Amorgou 14, Zakaki, Limassol, Cyprus;
17.	AUBURN INVESTMENTS LIMITED, a company registered under the laws of the Republic of Cyprus, reg. No. HE 148237, with registered office at: Naousis, 1, Karapatakis Building, P.C. 6018, Larnaca, Cyprus.
2.9. The procedure of disclosing the information on equity securities placement and placement results
The Issuer shall disclose the information at every stage of the equity securities placement procedure in accordance with requirements of the Federal Law On Joint-Stock Companies No. 208-FZ from 26.12.95, Federal Law On Securities Market No. 39-FZ from 22.04.96 as well as Regulations of Disclosure of information by Issuers of Issue Securities approved with the order of the Federal Financial Markets Service No. 06-117/pz-n from 10.10.2006 (hereinafter Regulations on information disclosure), other regulatory legal acts of the federal authority for securities market in accordance with the procedure and terms specified by the Decision on additional securities issue and Securities Prospectus. In case another procedure and terms for information disclosure, other than procedure and terms specified by the Decision on additional securities issue and Securities Prospectus, is put into effect when the event occurs that requires from Issuer information disclosure in accordance with current federal laws and regulatory legal acts of the federal executive authority for securities market, the information on this event shall be disclosed according to the procedure and terms specified by federal laws and regulatory legal acts of the federal executive authority for securities market operating at the moment of the event occurrence.
All information that shall be disclosed by the Issuer in the Internet in accordance with the Regulations on information disclosure and other regulatory legal acts of the federal executive authority for securities market, shall be available during the period specified by these regulatory legal acts, at Issuer’s website at www.interrao.ru.
In case when information disclosure is made by the Issuer by publishing notices in the newswire, such notices shall be published in the newswire at least of the one of information agencies authorized by federal executive authority for securities market for dissemination of information disclosed at securities market (hereinafter — Authorized information agencies). Authorized information agencies are the following, as for the date of approval of the Decision on additional securities issue: CJSC AK&M, CJSC Interfax, CJSC Prime-TASS, ANO AZIPI, CJSC SCRIN.
State registration of the securities issue (additional issue) is be accompanied by the registration of the securities prospectus.
The procedure of information disclosure for every stage of securities issue procedure: Issuer disclosed the information on securities issue procedure stages in accordance with the procedure specified by Federal Law On Joint-Stock Companies No. 208-FZ from 26.12.95, Federal Law On Securities Market No. 39-FZ from 22.04.96 as well as Regulations on Information Disclosure.
a) The information on taking decision on securities issue by Issuer’s authorized body is disclosed by publishing material fact notice Information on securities issue procedure stages within following terms from the date of executing protocol (expiration of protocol execution period set by the legislation of the Russian Federation) by Issuer’s authorized body, where the decision on securities issue was taken.

–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	on Issuer’s website www.interrao.ru — not later than 2 (two) days
The publication on the Issuer’s website shall follow the same in the Newswire.
b) The information on approval of Decision on securities issue by Issuer’s authorized body is disclosed by publishing material fact notice Information on securities issue procedure stages within following terms from the date of executing protocol (expiration of protocol execution period set by the legislation of the Russian Federation) of the Board of Directors of the Issuer, where the decision on securities issue was taken.
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	on Issuer’s website www.interrao.ru — not later than 2 (two) days
The publication on the Issuer’s website shall follow the same in the Newswire.
c) The information on state registration of this additional securities issue and procedure for accessing the information contained in Securities Prospectus is disclosed by publishing material fact notice Information about securities placement procedure stages by the Issuer according to the following terms from the date of publishing information on state registration of Issuer’s additional securities issue at the website of the registering authority, or from the date of receiving by Issuer the written notice on state registration of the additional securities issue via mail, fax, e-mail, or by hand, whichever is earlier:
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	on Issuer’s website www.interrao.ru — not later than 2 (two) days

–	in “Izvestiya” newspaper not later than 10 (ten) days
Moreover, web publication and publication in “Izvestiya” newspaper shall follow the publication in Newswire.
d) Issuer shall publish text of the registered Decision on additional securities issue at Issuer’s website www.interrao.ru within 2 (two) days from the date of publishing information on state registration of Issuer’s additional securities issue at the website of the registering authority, or from the date of receiving by Issuer the written notice on state registration of the additional securities issue via mail, fax, e-mail, or by hand, whichever is earlier. When publishing text of the Decision on additional securities issue at the website, additional securities issue state registration number, state registration date and registering authority performing state registration of additional securities issue shall be specified.
Text of the registered Decision on additional securities issue shall be available at the website from the expiration date of period determined by Decision on additional securities issue for its publishing in the Internet, and if published after expiration of such period, it shall be available from the date of web publication and upon redeeming (cancellation) of all securities from this issue.
d) Issuer shall publish text of the registered Securities Prospectus at Issuer’s website www.interrao.ru within 2 (two) days from the date of publishing information on state registration of Issuer’s additional securities issue at the website of the registering authority, or from the date of receiving by Issuer the written notice on state registration of the additional securities issue via mail, fax, e-mail, or by hand, whichever is earlier. When publishing text of the Securities Prospectus at the website, following shall be specified: the issue state registration number of the securities issue in which regard the Securities Prospectus was registered, its registration date and registering authority performing state registration of Securities Prospectus.
Text of the registered Securities Prospectus shall be available at www.interrao.ru website after expiration of period specified by Decision on additional securities issue for its publishing in the Internet, and if published in the Internet after expiration of such period, it shall be available from the date of Internet publication and upon expiration of at least 6 (six) months period from publishing the registered Securities (additional) issue Placement Report, and if securities issue is performed without state registration of the Securities (additional) issue Placement Report in accordance with Federal Law On Securities Market or other federal laws, then upon expiration of 6 (six) months period from publishing in the Internet the text of the securities (additional) issue placement notice submitted to registration authority.
All interested persons may review the Decision on additional securities issue and Securities Prospectus as well get copies thereof beginning with the date of state registration of the additional securities issue at the following address:
JSC INTER RAO UES
Registered address: 12 Krasnopresnenskaya Nab., Entrance 7, 123610, Moscow, Russian Federation, (the office of the sole executive body of JSC INTER RAO UES).
Contact telephone number +7 (495) 967 05 27.
Website: www.interrao.ru
The Issuer shall provide copies of said documents to holders of Issuer’s securities and other interested persons upon their request for a payment not exceeding expenses on making such copy, within 7 (seven) days from request date.
g) After state registration of this additional securities issue and determination of the offering price by the Board of Directors of the Issuer, however not later than Placement Start Date, the Issuer shall notify persons entitled for pre-emption acquisition of additional issued securities on possibility of exercising the pre-emption right according to the procedure determined for notifications on holding General Shareholder Meeting by publishing the notice in “Izvestiya” newspaper as well as publishing the notice on possibility of exercising the pre-emption acquisition of shares at the website www.interrao.ru.
h) at the stage of securities placement the Issuer shall disclose information in the form of
–	notice of securities placement start date;

–	notice on changing the securities placement start date;

–	notice on securities price (price determination procedure);
–	material fact notice Information on securities issue procedure stages according to the procedure and form specified by Chapter VI of the Regulations on information disclosure;
–	notice on suspending securities placement;

–	notice on resuming securities placement;
A. The notice on Securities Placement Start date is published by Issuer within the following terms:
–	in Newswire of one of the Authorized information agencies — not later than 5 (five) days before placement start date
–	on Issuer’s website www.interrao.ru — not later than 4 (four) days before placement start date.
The notice on securities placement start date the offering price for securities from this additional issue shall be specified.
In case Issuer decides to change the Securities Placement Start Date that was disclosed according to foregoing procedure, the Issuer shall publish the notice on change of the Securities Placement Start Date in newswire of one of the authorized information agencies and at Issuer’s website www.interrao.ru not later that 1 (one) day prior to such date.
The publication on the Issuer’s website shall follow the same in the Newswire.
B. In case the securities offering price is not provided in the notice on state registration of additional securities issue or in the notice on Securities Placement Start Date, the Issuer shall publish the notice on securities offering price not later than Securities Placement Start Date in Newswire of one of the authorized information agencies and at www.interrao.ru. Moreover, securities may not be offered prior to publication of the the offering price by the Issuer in the Newswire and on the Issuer’s website.
C. Information on Securities Placement Start is disclosed through publishing material fact notice “Information about securities placement procedure stages” according to the following terms from the date when securities placement starts:
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	on Issuer’s website www.interrao.ru — not later than 2 (two) days
The publication on the Issuer’s website shall follow the same in the Newswire.
The moment of occurrence of material fact containing information on securities placement (placement start) is deemed to be the date when securities placement starts.
D. The information on results of exercising pre-emption right is disclosed by the Issuer in form of notice, within the following terms after summing up the results of exercising pre-emption right:
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	on Issuer’s website www.interrao.ru — not later than 2 (two) days
E. In case Issuer takes a decision on making amendments and/or additions to the Decision on additional securities issue and/or Securities Prospectus, and/or Issuer received during securities placement period the written request (order, ruling) of the state authority authorized to take decisions on suspending securities placement in accordance with the legislation of the Russian Federation (hereinafter — the Authorized body), during securities placement period, the Issuer shall suspend securities placement and publish the notice on suspension of securities placement in the newswire and at the website.
The notice on suspending securities placement shall be published within following terms from the date of executing protocol (expiration of protocol execution period specified by the legislation of the Russian Federation) of the meeting of the authorized management body of the Issuer, where the decision on making amendments/additions to the Decision on additional securities issue and/or Securities Prospectus was taken, and in case of modification of conditions specified by the Decision on additional securities issue — from the date of executing protocol (expiration of protocol execution period specified by the legislation of the Russian Federation) of the meeting of the Authorized Body of the Issuer, where the decision on modifying such conditions was taken, or the date of receiving by Issuer the written notice (order, ruling) of the Authorized Body on suspending securities placement via mail, fax, e-mail, delivery by hand, whichever is earlier.
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	at Issuer’s website www.interrao.ru — not later than 2 (two) days
In case securities placement is suspended in connection with decision on suspending securities placement taken by registering authority, the information on suspending securities placement is disclosed by the Issuer in the form of material fact notice “Information on suspending and resuming securities placement”.
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	at Issuer’s website www.interrao.ru — not later than 2 (two) days
The moment of occurrence of material fact containing information on securities placement suspension is deemed to be the date of publishing information on suspending Issuer’s securities placement at the website of registering authority or the date of receiving by Issuer the written notice from registering authority on suspending securities placement via mail, fax, e-mail, or delivery by hand, whichever is earlier

F. The Issuer shall publish the notice on resuming securities placement in the newswire or at the website after registering amendments and/or additions to the Decision on additional securities issue and/or Securities Prospectus, taking decision on declining such amendments and/or additions or after receiving a written notice (order, ruling) from Authorized Body on permission for resuming securities placement (on loss of effect of reasons for suspending securities placement).
The information on resuming securities placement shall be published by the Issuer according to the following terms from the date of publishing information on registration of amendments and/or additions to the Decision on additional securities issue and/or Securities Prospectus or decline in registration of such amendments and/or additions at the website of registering authority or the date of receiving by Issuer the written notice from registering authority on registration of amendments and/or additions to the Decision on additional securities issue or decline in registration of such amendments and/or additions, or written notice (order, ruling) from the Authorized Body on resuming securities placement (on loss of effect of reasons for suspending securities placement) via mail, fax, e-mail, or delivery by hand, whichever is earlier.
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	at Issuer’s website www.interrao.ru — not later than 2 (two) days
In case securities placement is resumed in connection with decision on resuming securities placement taken by registering authority, the information on resuming securities placement is disclosed by the Issuer in the form of material fact notice “Information on suspending and resuming securities placement”.
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	at Issuer’s website www.interrao.ru — not later than 2 (two) days
The moment of occurrence of material fact containing information on securities placement resuming is deemed to be the date of publishing information on resuming Issuer’s securities placement at the website of registering authority or the date of receiving by Issuer the written notice from registering authority on resuming securities placement via mail, fax, e-mail, or delivery by hand, whichever is earlier.
Resuming securities placement before publishing notice on resuming securities placement in the newswire or at the website is not allowed.
F. Information on securities placement ending is disclosed through publishing material fact notice “Information about securities placement procedure stages” according to the following terms from the date when securities placement ends:
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	on Issuer’s website www.interrao.ru — not later than 2 (two) days
The publication on the Issuer’s website shall follow the same in the Newswire.
The moment of occurrence of material fact containing information on securities placement ending is deemed to be the date when securities placement ends.
G) The information on state registration of additional issue securities placement report is disclosed by the Issuer in the form of the material fact notice “Information about securities placement procedure stages” according to the following terms from the date of publishing the information on state registration of Issuer’s additional issue securities (shares) placement report at the website of the registering authority or the date of receiving by Issuer the notice from the registering authority on state registration of additional issue securities (shares) placement report via mail, fax, e-mail, or delivery by hand, whichever is earlier:
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	at Issuer’s website www.interrao.ru — not later than 2 (two) days

The Issuer shall publish the text of additional issue securities placement report at its website www.interrao.ru within 2 (two) days from the date of publishing the information on state registration of the additional issue securities (shares) placement report at the website of registering authority or from the date of receiving by Issuer the written notice from registering authority on state registration of the additional issue securities (shares) placement report via mail, fax, e-mail, or delivery by hand, whichever is earlier.
Text of the registered additional issue securities placement report shall be available at the website within at least 6 months after expiration of the period specified for its publishing in the Web, and if published after expiration of such period, it shall be available from the date of Web publication.
All interested persons may review the additional issue securities (shares) placement report as well get copy thereof beginning with the date of publishing notice on state registration of the additional issue securities (shares) placement report at the following address: 12 Krasnopresnenskaya Nab., Entrance 7, 123610, Moscow, Russian Federation, (the office of the sole executive body of JSC INTER RAO UES).
All interested persons are entitled to receive a copy of the additional issue securities (shares) placement report at the foregoing address, beginning with the date of publishing notice on state registration of the additional issue securities placement report, for a payment not exceeding expenses on making such copy.
h) The Issuer shall disclose the information in case if additional securities issue was declared invalid or void, in the form of material fact notice Information on declaring (additional) securities issue invalid or void within the following terms after such event happened:
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	on Issuer’s website www.interrao.ru — not later than 2 (two) days
The moment of occurrence of material fact containing information on declaring securities issue void is deemed to be the date of publishing information on declaring Issuer’s securities issue void at the website of registering authority or the date of receipt by Issuer the written notice from registering authority on declaring securities issue void via mail, fax, e-mail, or delivery by hand, whichever is earlier.
The moment of occurrence of material fact containing information on declaring securities issue void is deemed to be the date of receiving by Issuer the effective judicial act (decision, ruling, order) on declaring securities issue void (the date when the act that had been already received becomes effective).
i) Notices on changing accounts where shares of the Russian and/or Foreign Joint Stock Companies provided as payment for securities placed in accordance with the p. 8.6. of the Decision on additional securities issue, shall be disclosed after Issuer’s authorized body takes a decision on using these accounts for crediting shares of Russian and/or Joint Stock Companies to these accounts:
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	at Issuer’s website www.interrao.ru — not later than 2 (two) days
K) The notice on signing the certificate of transfer of the Issuer’s share register to the new registrar shall be published within the following terms after signing the certificate of transfer of the Issuer’s share register:
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	at Issuer’s website www.interrao.ru — not later than 2 (two) days.
Corresponding information form, types, disclosure terms.
The notice on material fact shall be disclosed by the Issuer within following terms after material fact occurs:
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	at Issuer’s website www.interrao.ru — not later than 2 (two) days.
Text of the material fact notice shall be available at the website within at least 6 months after expiration of the period specified for its publishing in the Web, and if published in the Web after expiration of such period, it shall be available from the date of publishing it in the Web.
The Issuer performs information disclosure in a form of notices on information that may have a significant impact on the Issuer’s securities price.
The information on notices that may have a significant impact on the Issuer’s securities price, are published within the following term after such event occurs.
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	at Issuer’s website www.interrao.ru — not later than 2 (two) days.
Text of the notice on information may have a significant impact on price of securities of the joint-stock company shall be available at the website within at least 6 months after expiration of the period specified for its publishing in the Web, and if published in the Web after expiration of such period, 6 months after the date of publishing it in the Web, if no other term for providing access for said information is determined by the Regulations.
The Issuer performs information disclosure in the form of quarterly report according to the procedure specified by the Regulations.
Quarterly report is made based on the results of each quarter. Quarterly report is provided to the registering authority not later than 45 (forty five) days from the last day of the reported quarter.
The issuer shall publish text of the quarterly report at the website www.interrao.ru within 45 (forty five) days from the last day of the reported quarter.
Text of the quarterly report shall be available at the website within at least 3 years after expiration of the period specified for its publishing in the Web, and if published in the Web after expiration of such period — 3 years from the date of publishing it in the Web.
The Issuer shall publish the information on procedure for accessing the information contained in quarterly report not later than 1 (one) day from the date of publishing at the website text of the quarterly report.
The Issuer shall provide any interested person the access to information contained in each notice, including each material fact notice published by the Issuer in accordance with Regulation on Information Disclosure as well as contained in registered Decision on additional securities issue, Securities Prospectus and amendments and/or additions thereof, additional issue securities placement report, quarterly report as well as in other documents, mandatory disclosure of which is required by Section VII of the Regulation on Information Disclosure, by storing copies thereof at address (location) of the Issuer’s permanent executive body, specified in the Unified State Register of Legal Entities, namely 12 Krasnopresnenskaya Nab., Entrance 7, 123610, Moscow, Russian Federation, (the office of the sole executive body of JSC INTER RAO UES), business days from 10:00 to 16:00, Moscow time.
The Issuer shall provide copy of each notice, including copy of each material fact notice published by the Issuer in accordance with Regulation on Information Disclosure as well as copy of the Decision on additional securities issue, Securities Prospectus and amendments and/or additions thereof, additional issue securities placement report, copy of quarterly report as well as copies other documents, mandatory disclosure of which is required by Section VII of the Regulation on Information Disclosure, to Issuer’s shareholders and other interested persons upon their request for a payment not exceeding expenses on making such copy, within 7 (seven) days from request date.
Bank details of Issuer’s current account(s) for payment for making copies of the foregoing documents and amount (procedure of determining amount) of such expenses are published by the Issuer at the website www.interrao.ru.

Copies of documents that shall not be stored continuously in accordance with the legislation of the Russian Federation are provided by the Issuer upon request of interested persons during corresponding storage time thereof.
The copy provided by the Issuer shall be verified by Issuer’s authorized person.
In case if the last day of the period when Issuer shall disclose the information or provide copy of the document containing such information in accordance with Regulations on Information Disclosure falls on weekend or public holiday, the last day of such period is deemed to be the next business day.
Information is be disclosed through publishing in periodical print publication(s)
Publication (s) name: “Izvestiya” newspaper
Information is disclosed Information is be disclosed through publishing it at the website.
Website address: www.interrao.ru.
The Issuer shall disclose the information in the form of quarterly report and material fact (events, actions) notices that influence on its economic activity.
Issuer and/or registrar maintaining Issuer’s share register shall provide a copy of the Decision on additional securities issue to any interested person upon its request for a payment not exceeding expenses on making such copy.
IX. Detailed information on the procedure and terms of securities placement
9.1. Information on securities placed
9.1.1. General information
Securities sort Shares
Securities category (type) ordinary
Securities nominal value: RUR 0,02809767
Number of securities placed 13 800 000 000 000 (thirteen trillion eight hundred billion)
Securities volume by nominal value 387 747 846 000 (three hundred eighty seven billion seven hundred forty seven million eight hundred and forty six thousand) rubles
Form of securities placed registered non-documentary
Information on the person maintaining Issuer’s share registry is disclosed in paragraph 10.6 of the Securities Prospectus.
Rights attaching to each security of the issue:
In accordance with p. 5.5. article 5 of the Charter “Shareholders of the Company in cases stipulated by legislation of the Russian Federation, have a pre-emption right to acquire additional shares distributed by subscription and equity securities convertible into shares proportional to the number of shares of this category (type) currently held by them”.
In accordance with Article 6 of the Charter:
“6.1. Each ordinary share of the Company has the same nominal value and provides the shareholder the same scope of rights.
6.2 Shareholders holding ordinary shares of the Company have the following rights:
6.2.1. participate in the General shareholders’ meeting with voting right on all matters within his competence personally or through their representative;

6.2.2. make proposals on the agenda of the General shareholders’ meeting in the manner stipulated by legislation of the Russian Federation and this Charter;
6.2.3. receive dividends declared by the Company;
6.2.4. obtain information on the activities of the Company and review Company’s documents in accordance with Article 91 of the Federal Law On Joint Stock Companies, other regulatory legal acts and this Charter;
6.2.5. request redeeming by the Company of all or part of their shares in cases stipulated by legislation of the Russian Federation;
6.2.6. pre-emption right to acquire additional shares and securities convertible into shares in the case of placement thereof by the Company through subscription proportional to the number of shares of this category (type) held by them, in the cases stipulated by legislation of the Russian Federation;
6.2.7. obtain a portion of the Company’s assets in the case of its liquidation in the manner stipulated by legislation of the Russian Federation and this Charter;
6.2.8. exercise other rights stipulated by legislation of the Russian Federation, the Charter and decisions of the General shareholders’ meeting adopted in accordance with its competence”.
In accordance with p. 13.1. article 13 of the Charter “Shareholder(s) of the Company, collectively holding at least 2 (two) percent of the voting shares of the Company not later than sixty (60) days after the end of the fiscal year are entitled to bring items to the agenda of the annual General shareholders’ meeting and nominate candidates for the Board of Directors, Auditing Committee of the Company, whose number cannot exceed the number of members of the corresponding body of the Company”.
In accordance with p. 14.2. article 14 of the Charter “An extraordinary General shareholders’ meeting of the Company is held by the decision of the Company Board of Directors based on its own initiative, the requirements of the Auditing Committee, the auditor of the Company and the shareholder(s) holding at least 10 (ten) percent of voting shares of the Company as for the date of request”.
In accordance with p. 14.9.2, p.14.9 article 14 of the Charter “Shareholder(s) of the Company, collectively holding at least 2 (two) percent of the voting shares of the Company are entitled to nominate candidates for election to the Board of Directors of the Company; the number of candidates may not exceed the number of the Board of Directors of the Company”.
In accordance with p. 23.8. article 23 of the Charter “Verification (audit) of financial and economic activities of the Company can be performed at any time upon the initiative of Audit Committee, the decision of the General shareholders’ meeting, Company Board of Directors or at the request of a shareholder(s) holding collectively at least 10 (ten) percent of the voting shares of the Company”.
In accordance with p. 25.5. article 25 of the Charter “Company provides shareholders of the Company access to the documents stipulated by paragraph 25.1 of this Article, taking into account the restrictions imposed by legislation of the Russian Federation. Accounting documents shall be accessible for shareholder(s) holding at least 25 (twenty five) percent of the voting shares of the Company”.
Company shareholders are entitled to exercise other rights stipulated by legislation of the Russian Federation.
Securities placement method closed subscription
Information about the list of prospective purchasers of securities is disclosed in paragraph. 9.7. of the Securities Prospectus.
Securities placement method:
Terms and procedure of civil law contracts conclusion (terms and procedure for filing and satisfaction of applications)

in the course of securities placement.
The placement of additional ordinary registered non-documentary shares to persons with pre-emption right for their acquisition is made according to the procedure specified by p. 8.5. of the Decision on additional securities issue.
The placement of securities during validity period of pre-emption right for acquiring additional ordinary registered non-documentary shares, specified by p. 8.5. of the Decision on additional securities issue, is possible only through exercising afforested pre-emption right.
Additional ordinary registered non-documentary shares of this additional issue can be offered only on a basis of agreements intended for securities placement (hereinafter “the Share Purchase Agreement”) concluded between Issuer and persons from the list of prospective purchasers of additional ordinary registered non-documentary shares (hereinafter “Purchasers”), listed in p. 8.1. of the Decision on additional securities issue and p. 9.7. of this Securities Prospectus.
In order to conclude Share purchase agreements, the Purchaser (or its authorized representative) willing to purchase ordinary registered non-documentary shares of this additional issue shall submit a request for purchasing securities specifying the number of additional ordinary registered non-documentary shares he is willing to purchase (hereinafter — “the Request”).
The Request shall include:
▪	the heading: Purchase request for placed securities of Open Joint-Stock Company INTER RAO UES;
▪	Full company name: (full name) of the Purchaser of reference that the Purchaser is the Russian Federation represented by the Federal Property Management Agency (Rosimushchestvo);
▪	whole number (maximum whole number) of additional ordinary registered non-documentary shares that Purchaser is willing to purchase at price determined by Issuer’s Board of Directors;
▪	the information on form of payment for shares (monetary/non-monetary/both monetary and non-monetary simultaneously), and in case of non-monetary payment for additional ordinary registered non-documentary shares, the number of shares of Russian Joint Stock Companies or Foreign Joint Stock Companies as determined in p. 8.6. of the Decision on additional securities issue and p. 2.6. of this Securities Prospectus, transferred as payment for offered additional ordinary registered non-documentary shares, stating the name and OGRN of the Russian Joint Stock Company and/or name of the Foreign Joint Stock Company and its location, state registration number, shares issue number (if any);
▪	the personal account of the Purchaser in Issuer’s share register, where purchased additional ordinary registered non-documentary shares shall be credited to (or information about nominee holder, if additional ordinary registered non-documentary shares shall be credited to nominee holder’s account in Issuer’s share register (Full company name:, primary state registration number, registration authority, state registration date (date of entering to Uniform State Register of Legal Entities), Purchaser’s depository account, date and number of Depository Agreement between prospective Purchaser and Applicant, date and number of Interdepository Agreement, if any))
▪	Purchaser’s taxpayer identification number (if any);
▪	Purchaser’s location;
▪	Purchaser’s contact phone numbers and e-mail address;
▪	Request date.
The request shall be signed by Purchaser (a person authorized by the same confirmed by the original or notarized copy of a duly executed power of attorney or another document to confirm the representative’s authority), and for legal entities shall bear a seal (if any).

The Purchaser is entitled to pay for additional ordinary registered non-documentary shares of this issue with monetary funds, non-monetary assets or both.
The Purchaser, beginning with the date of state registration of this additional issue, shall submit the Request to the Issuer at the following address: 12 Krasnoprensenskaya naberezhnaya, entrance 7, 123610, Moscow, Russian Federation, JSC INTER RAO UES, from 11:00 to 16:00 except Saturdays, Sundays and public holidays. The Purchaser is entitled to submit several requests. The request shall be submitted not later than 10 (ten) business days before Placement End Date.
In case if Purchaser’s purchase of the amount of additional ordinary registered non-documentary shares specified in the Request requires the decision of Purchaser’s management bodies, or such transaction is subject to preliminary approval of anti-monopoly authority, the Purchaser shall enclose to the Request certified copies of relevant decisions of Purchaser’s management bodies and opinion of the anti-monopoly authority (if applicable). In cases specified by current legislation, a securities market professional with brokerage license shall be involved in conclusion the Share purchase agreeement, resulted from acceptance of the Request.
Issuer satisfies Requests on its sole discretion, beginning with the date of disclosing the information on results of exercising the pre-emption right in newswire of one of the authorized information agencies.
The Issuer shall notify the Purchaser about Request consideration results not later than 10 business days prior to Placement End Date via contact telephone numbers and e-mail provided in the Request.
Based on submitted Requests subject to satisfaction, the Issuer concludes Share purchase agreement(s) with the Purchaser.
Share purchase agreements are concluded in simple written form through making single document signed by authorized parties in agreed number of copies, however minimum 2 copies.
The place for concluding Share purchase agreements: 12 Krasnopresnenskaya Nab., Entrance 7, 123610, Moscow, Russian Federation, JSC INTER RAO UES.
In order to conclude a Share purchase agreement, the authorized representative of the Purchaser shall apply at the following address within securities placement period determined in the Decision on additional securities issue, however not later than 10 (ten) days before Placement end date: 12 Krasnoprensenskaya naberezhnaya, entrance 7, 123610, Moscow, Russian Federation, JSC INTER RAO UES (11:00 — 16:00 except Saturdays, Sundays and public holidays).
Material terms of the Share purchase agreement are determined by Issuer and Purchaser by agreement of the parties, however not conflicting with the Decision on additional securities issue and applicable laws.
The Share purchase agreement is signed by the Chairman of the management Board of the Issuer or person with relevant authority. The Share purchase agreement is deemed to be concluded after is signing by both parties.
Placed securities shall be paid by relevant Purchasers in full within the term determined in the Share purchase agreement, however not later than 3 (three) business days before Placement End Date and before making credit entries at personal (depository) accounts in Issuer’s share register system/depository register system of the nominee holder of Issuer’s shares. Herewith, credit entries at personal (depository) accounts of Purchasers cannot be made after Placement End Date.
After the Share purchase agreement is signed by Issuer and Purchaser, Purchaser shall transfer the money to Issuer’s current account specified in p. 8.6. of the Decision on additional securities issue and p. 2.6. of this Securities Prospectus, and if paying for shares with non-monetary assets, transfer the property as payment for shares in accordance with the procedure determined in 8.6. of the Decision on additional securities issue and p. 2.6. of this Securities Prospectus.
Modification or termination of concluded Share purchase agreements is made on the basis and according to the procedure determined by cl. 29 (agreements modification and termination) of the Civil code of the Russian Federation.

Securities placed are registered, and share register is maintained by registrar.
The person that shall receive the transfer order from Issuer, which is a basis for making credit entry on personal account of the first purchaser (registrar, first purchaser), as well as other conditions of making transfer order:

Full company name:	Open Joint-Stock Company Registrar R.O.S.T.

Short company name:	Open Joint-Stock Company Registrar R.O.S.T.

Registered address:	18 Stromynka, bld. 13, Moscow

Mail address:	107996, 18 Stromynka Street, PO Box 9, Moscow

Number of securities market professional’s license for carrying out registrar activity	10-000-1-00264

License issue date	03.12.2002

Issuing authority	FCSM of Russia

License expiry date	without limitation
After state registration of securities additional issue, the Issuer shall provide the registrar the registered Decision on additional securities issue, after which the additional issue securities are credited to Issuer’s account opened in Issuer’s share register, which is maintained by the registrar.
The issuer shall execute and deliver to registrar the transfer order which is a basis for making credit entry on personal account of Purchaser or nominal holder serving the Purchaser, within 5 (five) business days after payment for placed securities according to the procedure determined by the Decision on additional securities issue, if no other term is specified by Share purchase agreement, however not later that 3 (three) business days before Securities Placement End Date.
The Registrar shall write off from Issuer’s account the number of securities from this additional issue specified in transfer order, and credit these to personal account of Purchaser or nominal holder serving the Purchaser, within 3 (three) business days after receiving the transfer order.
Credit entries on personal accounts of Purchasers in share register system and depository accounts system cannot be made after Placement End Date.
A pre-emption right for acquiring securities is provided during securities placement.
Certain number of ordinary registered non-documentary shares from this additional issue is planned to be offered under exercising pre-emption right for acquisition of the shares placed (i.e. when acquiring by Applicants) outside the Russian Federation as well, through placing relevant foreign securities certifying rights in relation to additional shares in accordance with foreign law. Ordinary registered non-documentary shares from this additional issue are not planned to be offered to other purchasers (not exercising pre-emption right for acquiring shares offered) outside the Russian Federation.
Securities cannot be placed through subscription in a way of bidding.
Securities cannot be placed by the Issuer with involvement of securities market professionals providing securities placement services to the Issuer.
Previously placed (currently circulating) issuer’s securities of the same sort, category (type) are not planned to be offered for purchase (including outside the Russian Federation, through placing relevant foreign securities) simultaneously with placement of securities. Issuer’s shares, securities convertible to shares and options cannot be placed by the joint stock company through closed subscription only among all shareholders, providing these shareholders the possibility to acquire the whole number of securities placed, proportional to the number of shares of the relevant category (type) in their ownership.
Securities are not placed through closed subscription only among shareholders of the Issuer’s joint stock company,

providing these shareholders the possibility to acquire certain (limited) number of securities placed.
Issuer plans to conclude preliminary agreements containing the obligation to conclude the general agreement in future intended for transferring ownership of places securities to the first owner. This preliminary agreement can be concluded with any Purchaser at his will after state registration of the additional issue of Issuer’s ordinary registered non-documentary shares not later than 10 (ten) business days before Placement End Date. Purchaser willing to conclude the preliminary agreement shall apply to Issuer at the following address: 12 Krasnoprensenskaya naberezhnaya, entrance 7, Moscow, business days from 11:00 to 16:00. Material terms of the preliminary agreement are determined by Issuer and Purchaser by agreement of the parties, however not conflicting with the Decision on additional securities issue and applicable laws. The preliminary agreement is signed on behalf of the Issuer by the Chairman of the Management Board of the Issuer or person with relevant authority. The preliminary agreement is concluded though making single document signed by parties in agreed number of copies, however minimum 2 copies. The preliminary agreement is deemed to be concluded from the moment of its signing.
The Issuer is not economic company strategically important for ensuring defense of the country and safety of the nation, in terms of the Federal Law On procedure of making foreign investments to economic companies strategically important for ensuring defense of the country and safety of the nation.
Concluding agreements intended for transferring ownership for Issuer’s securities to their first owners in the course of securities placement doesn’t require preliminary approval of said agreements in accordance with Federal Law On procedure of making foreign investments to economic companies strategically important for ensuring defense of the country and safety of the nation
Issuer’s management body that approved Decision on additional securities issue and Securities Prospectus the Board of Directors of JSC INTER RAO UES.
Date of taking decision on approval of decision on additional securities issue and securities prospectus: 30.09.2010.
Date and number of protocol from Issuer’s management body meeting where decision on approval of decision on additional securities issue and securities prospectus was taken. Protocol No. 32, from 04.10.2010
The portion of securities that shall be necessarily placed in order to declare the securities issue valid, according to Decision on additional securities issue: The decision on additional securities issue does not establish the portion of securities that shall be necessarily placed in order to declare the securities issue valid.
Previously placed (currently circulating) issuer’s securities of the same sort, category (type) are not planned to be offered for purchase (including outside the Russian Federation, through placing relevant foreign securities) simultaneously with placement of securities.
The information provided in paragraphs 9.1.2. — 9.1.6. of Annex No 8 to Regulations on Information Disclosure for equity securities issuers, approved by the order of the Federal Financial Markets Service No. 06-117/pz-n from 10.10.2006 is not disclosed as Issuer’s securities are not bonds, convertible securities, options, mortgage-backed securities neither Russian depository receipts.
9.1.2. Additional information on placed bonds
Placed securities are not bonds.
9.1.3. Additional information on convertible securities
Placed securities are not convertible securities
9.1.4. Additional information on placed Issuer’s options
Placed securities are not Issuer’s options.

9.1.5. Additional information on placed mortgage-backed securities
Placed securities are not mortgage-backed securities.
9.1.6. Additional information on placed Russian depository receipts
Placed securities are not Russian depository receipts.
9.2. Equity securities offering price (price determination procedure)
Equity securities offering price (including offering price for persons included to list of persons with pre-emption right for the securities) is determined prior to securities placement by the Board of Directors of the Open Joint-Stock Company INTER RAO UES.
9.3. Existence of pre-emption rights for purchasing equity securities placed
The record date for shareholders with pre-emption right for acquiring offered securities: 20.05.2010.
Reference to number of persons entitled to exercise pre-emption right for acquiring offered securities (over 10, over 50, over 100, over 500 etc). over 336 000 (according to number of personal accounts in persons list as for the record date of Issuer’s share register).
The procedure of notice on possibility of exercising pre-emption right for acquiring offered securities:
After state registration of this additional securities issue and determination of the offering price by the Board of Directors of the Issuer, however not later than Placement Start Date, the Issuer shall notify persons entitled for pre-emption acquisition of additional ordinary registered non-documentary shares on possibility of exercising the pre-emption right according to the procedure determined for notifications on holding General Shareholder Meeting, namely
     1. through publishing notice in “Izvestiya” newspaper and
     2. through placing notice in the Web at www.interrao.ru.
Such notice shall include:
▪	information on number of offered additional ordinary registered non-documentary shares;

▪	offering price for additional ordinary registered non-documentary shares, including offering price for persons included to list of person entitled for pre-emption acquisition of securities;

▪	procedure for determination of a number of additional ordinary registered non-documentary shares each person with pre-emption acquisition right is entitled to acquire;

▪	the procedure of filing application of these persons to the Issuer;

▪	the order of consideration of applications from the persons exercising pre-emption right for acquisition of additional ordinary registered non-documentary shares;

▪	the procedure for paying up additional ordinary registered non-documentary shares acquired;

▪	pre-emption right exercising term.
The procedure of exercising pre-emption right for acquiring offered securities:
The placement of additional ordinary registered non-documentary shares to persons with relevant pre-emption right is made based on written applications (hereinafter “the Application(s)”) filed by such persons (hereinafter “the Applicants”).
Persons with pre-emption right for acquiring additional ordinary registered non-documentary shares are entitled to exercise their pre-emption right partially or in full in amount proportional to number of Issuer’s ordinary registered shares in their ownership.
Certain number of additional ordinary registered non-documentary shares is planned to be offered under exercising pre-emption acquisition right (i.e. when acquiring by Applicants) outside the Russian Federation as well, through placing relevant foreign securities certifying rights for additional ordinary registered non-documentary shares in accordance with foreign law (hereinafter “the Depository Receipt’s). The Applicant representing prospective owners of the foreign securities placed in accordance with foreign law in this case will be foreign issuer certifying rights in regard to Issuer’s ordinary registered shares (hereinafter also “Depository Bank”).
Issue of Depository Receipts is not subject to state registration in the Russian Federation. The Depository Receipts are offered solely outside the Russian Federation, and they may not be and shall not be placed by Issuer within the Russian Federation or circulate free within the Russian Federation.
The placement of ordinary registered non-documentary shares through placing Depository Receipts is made only if Issuer possess the Permit for placement and/or circulation of securities outside the Russian Federation issued in due order by The Federal Financial Markets Service, which is required by the legislation of the Russian Federation for issuing and consequent circulation of ordinary registered non-documentary shares outside the Russian Federation.
The placement of Issuer’s ordinary registered non-documentary shares through placement of foreign securities is deemed to be the crediting of specified Issuer’s shares to the personal account (depository account) of the Depository Bank which is the issuer of corresponding Depository Receipts in accordance with foreign law.
The placement of securities during validity period of pre-emption right for acquiring additional ordinary registered non-documentary shares is possible only through exercising afforested pre-emption right.
A person entitled for pre-emption acquisition of ordinary registered non-documentary shares shall file the Application within Pre-emption period, as described below.
The Application shall contain the following information:
▪	If Issuer is a legal person: Full company name: (full name), location, primary state registration number or its analogue. If Issuer is a physical person: surname, name and patronymic, place of residence, passport data);

▪	The number of ordinary registered non-documentary shares acquired under pre-emption right, which shall not exceed the maximum amount of specified shares that can be acquired by the Applicant, which is calculated according to the procedure given below:
It is recommended to include in the Application:
▪	Applicant’s contact phone numbers and e-mail address;

▪	the information on form of payment for offered ordinary registered non-documentary shares (monetary/non-monetary/both monetary and non-monetary simultaneously), and in case of non-monetary payment — reference to (i) Full company name: (full name) and (ii) primary state registration number (its analogue) of the company from the list determined by p. 8.6. of the Decision on additional securities issue and p. 2.6. of this Securities Prospectus, shares (registered capital share) of which are considered to be transferred as payment for Issuer’s offered ordinary registered non-documentary shares, as well as (iii) number of said shares (nominal value of the registered capital share) transferred as payment for Issuer’s offered ordinary registered non-documentary shares.

▪	bank details that shall be used for money return in cases provided by the law (if money were chosen as payment form for offered ordinary registered non-documentary shares);

▪	Applicant’s personal account in Issuer’s Share Register where ordinary registered non-documentary shares acquired under pre-emption right shall be credited to (or, if ordinary registered non-documentary shares shall be credited to Applicant depository account, the information on Depository (Full company name:, primary state registration number, state registration authority, state registration date (date of entering to Uniform State Register of Legal Entities), Applicant’s depository account, date and number of Depository Agreement between Depository and Applicant, date and number of Interdepository Agreement, if any, and other details necessary for the Issuer in order to credit additional ordinary registered non-documentary shares);

▪	Applicant’s taxpayer identification number (if any);

▪	Applicant’s location.
The Application shall be signed by a person entitled to pre-emption acquisition of additional ordinary registered non-documentary shares (a person authorized by the same confirmed by the original or notarized copy of a duly executed power of attorney or another document to confirm the representative’s authority), and for legal entities shall bear a seal (if any).
The Application shall be enclosed with document confirming payment for securities.
The Issuer can determine the recommended Application form. In this case the Application form will be published at Issuer’s website at: www.interrao.ru simultaneously with publication of Notice on possibility of exercising pre-emption right for acquiring offered securities.
The Applicant is entitled to pay for additional ordinary registered non-documentary shares of this issue with monetary funds, non-monetary assets or both.
The payment for additional ordinary registered non-documentary shares acquired shall be made by Applicant in accordance with the procedure determined by p. 8.6. of the Decision on additional securities issue and p. 2.6. of this Securities Prospectus.
A person exercising the pre-emption right to acquire additional ordinary registered non-documentary shares is liable for the truthfulness of the data provided in the Application, and their consistency with the data in the Issuer’s share register.
The Applications shall be sent by Applicant with priority mail to: 18 Stromynka Street, PO Box 9, Open Joint-Stock Company Registrar R.O.S.T., 107995, Moscow, (marked: FOR INTER JSC RAO UES) or provided personally by the Applicant (a person authorized by the same confirmed by the original or notarized copy of a duly executed power of attorney or another document to confirm the representative’s authority) at any of the following addresses every day except Saturday, Sunday and public holidays within Pre-emption period:
▪	18 Stromynka, bld. 13, Moscow;

▪	at Issuer’s location.
In case the Applicant is going to pay for Issuer’s offered securities with shares of Foreign Joint Stock Companies listed in p. 8.6. of the Decision on additional securities issue and p. 2.6. of this Securities Prospectus, the Application shall be filed by the person entitled for pre-emption acquisition of additional shares through securities market professional with brokerage activity license, duly authorized by the Applicant.
In case the Applicant is going to pay for Issuer’s offered securities with share (partial share) in registered capital of the limited liability company listed in p. 8.6. of the Decision on additional securities issue and p. 2.6. of this Securities Prospectus, the Applicant shall coordinate with Issuer’s representatives the time of notarizing the transaction of transferring ownership for specified share (partial share) in registered capital of the limited liability company to the benefit of the Issuer (as payment for additional ordinary registered non-documentary shares acquired). Transaction on changing the ownership of the share (partial share) in registered capital is subject to notarization by the following notary: Fedorchenko Aleksandr Vyacheslavovich, address Moscow, 32 Bolshaya Dimitrovka Street bld, phone: +7 (495) 650-32-08, 739-09-82, Mon- Fri 11:00 -17:00 or by other notary as approved by parties.
The Issuer is entitled to refuse in exercising of pre-emption right by the person submitting the Application in the following cases:
▪	The Application doesn’t correspond to requirements specified in p. 8.5. of the Decision on additional securities issue;

▪	The Application doesn’t allow to identify the Applicant as a person that have pre-emption right for acquiring additional ordinary registered non-documentary shares;

▪	no documents confirming payment of additional ordinary registered non-documentary shares by person with pre-emption right are enclosed with the Application;

▪	The Application is received by the Issuer after expiration of the Pre-emption period.
In case the Application on acquiring additional ordinary registered non-documentary shares under exercising pre-emption right will not be satisfied by the Issuer, the Issuer returns monetary funds paid in accordance to documents certifying the payment for the shares offered and/or property provided not later than 30 (thirty) days after expiration of the Pre-emption period.
The maximum number of Shares a person may acquire exercising its pre-emption right for acquiring such Issuer’s shares shall be proportionate to a number of ordinary Issuer’s Shares owned by him as for 20.05.2010 (the record date for persons entitled to participate in Annual General Shareholders Meeting held on 25.06.2010, where the Decision on increasing Issuer’s share capital through additional shares issue was taken) and determined with the following formula:
X = Y × (13 800 000 000 000 / К), where
X — the maximum amount of additional ordinary registered non-documentary shares that can be acquired by the person having pre-emption right to acquire specified Issuer’s shares;
Y — number of Issuer’s additional ordinary registered non-documentary shares owned by the person with pre-emption right to acquire additional shares as for 20.05.2010 (the record date for persons entitled to participate in Annual General Shareholders Meeting, where the Decision on increasing Issuer’s share capital through additional shares issue was taken);
13 800 000 000 000 (thirteen trillion eight hundred billion) — number of additional ordinary shares offered by the Issuer under the Decision on additional securities issue;
К — the number of Issuer’s ordinary registered non-documentary shares currently in circulation.
If the Application of the person with pre-emption right for acquiring additional ordinary registered non-documentary shares will specify the amount of the shares acquired lesser than number of shares paid according to the document confirming payment for securities offered enclosed with the Application, this Application will be satisfied by the Issuer only to the extent of the number of the additional ordinary registered non-documentary shares specified un the Application. Herewith, the Issuer returns to the shareholder the monetary funds and/or property provided in excess of the value of offered securities, which number is specified in the Application, not later than 30 (thirty) days after expiration of the Pre-emption period).
If the Application of the person with pre-emption right for acquiring additional ordinary registered non-documentary shares will specify the amount of the shares acquired greater than number of shares paid according to the document confirming payment for securities offered enclosed with the Application, it is considered that such Applicant has exercised its pre-emption right for acquiring additional ordinary registered non-documentary shares only to the extent of the whole number of shares that had been paid up.
In case the number of additional ordinary registered non-documentary shares specified in the Application exceeds the number of additional ordinary registered non-documentary shares that the Applicant is entitled to acquire, the Application, if all other conditions are met, shall be satisfied only to the extent of maximum number of paid up shares affordable to the Applicant, based on the number of shares owned by him and in accordance with procedure of calculation of maximum amount of additional shares that can be acquired by a person under its pre-emption right, determined by the Decision on additional securities issue.
If the duly determined number of placed additional ordinary registered non-documentary shares, within which a person can exercise its pre-emption right for acquire said shares, is a fractional number, such person is entitled to acquire a portion of the offered additional ordinary registered non-documentary shares (fractional share) corresponding to the fractional part of the this number.
Fractional share shall give its shareholder the rights granted by the share of the relevant category (type), in the amount corresponding to the part of the whole share.
Fractional shares are circulated on a par with the whole shares.
No round off is made when registering ownership rights for fractional shares on registered persons personal accounts in share register system.
The additional ordinary registered non-documentary shares purchase agreement is considered to be concluded with the Applicant after Issuer receives the Application enclosed with document confirming the payment with monetary funds and (or) corresponding statements from personal account (depository account) and other documents confirming transfer of securities transferred as payment for offered securities, to the Issuer’s personal account (depository account) and (or) documents confirming the transfer of the share in registered capital of the limited liability company to the Issuer, if no reasons for refusal in exercising pre-emption rights specified in Decision on additional securities issue are present. Herewith, if the Application enclosed with payment documents will be received by Issuer’s before Placement Start Date, corresponding agreements are deemed to be concluded at Securities Placement Start Date.
The agreement on acquiring additional ordinary registered non-documentary shares with Applicant that paid for these shares with share (part of the share) in registered capital of the limited liability company specified in p. 8.6. of the Decision on additional securities issue and p. 2.6. of this Securities Prospectus is deemed to be concluded after notarizing the transaction of transferring ownership of the share (part of the share) in registered capital of said company as payment for securities offered.
The Issuer shall send to Issuer’s registrar (Open Joint-Stock Company Registrar R.O.S.T., OGRN 1027739216757, FCSM license for maintaining register No. 10-000-1-00264 from 03.12.2002) the transfer order which is a reason for entering the credit entry to personal account of the person exercising pre-emption right not later than 5 (five) business days after paying up securities or receiving the Application, whichever is later, however not later than Placement End Date.
The Registrar shall write off the number of additional securities specified in transfer order from the Issuer’s account and credit these securities to personal account of the person exercising pre-emption right or nominee holder serving the person exercising pre-emption right, within 3 (three) days after receiving the transfer order, however not later than Placement End Date.
Pre-emption period: The pre-emption right for acquiring offered securities is valid within 45 (forty five) days after the date of publishing the notice on possibility of exercising pre-emption right in “Izvestiya” newspaper or publishing the notice on possibility of exercising pre-emption right at the Web at www.interrao.ru. The pre-emption right validity period begins with the day going after the latter of the following: publication of the notice in “Izvestiya” newspaper or at Issuer’s website at www.interrao.ru. In case if the last day when pre-emption right validity period expires falls at weekend and/or public holiday, the date of expiration of pre-emption right for acquiring placed securities shall be considered the next business day (clause 193 (expiry in non-business day) of the Civil Code of the Russian Federation.
The placement of securities during validity period of pre-emption right for acquiring placed securities is possible only through exercising afforested pre-emption right.
The procedure of summing up the results of exercising pre-emption right for acquiring offered securities:
The summing up the results of exercising pre-emption right for acquiring additional securities is made by Chairman of the Board of the Issuer within 5 (five) days after the validity period of pre-emption right for acquiring additional shares is expired, and it determines the number of shares subject to be placed under private offering.
The procedure of disclosing the information on results of exercising pre-emption right for acquiring offered securities:
The information on results of exercising pre-emption right is disclosed by the Issuer in form of message, within the following terms after summing up the results of exercising pre-emption right:
–	in Newswire of one of the Authorized information agencies — not later than 1 (one) day;

–	on Issuer’s website www.interrao.ru — not later than 2 (two) days
9.4. Existence of restrictions on purchasing and circulation of equity securities placed.
Restrictions set by joint stock company in accordance with its charter for maximum amount of shares or maximum nominal value that can be owned by single shareholder no such restrictions.
Restrictions stipulated by issuer’s charter and legislation of the Russian Federation for prospective non-resident purchasers, including restrictions on foreign ownership interest in issuer’s registered capital no such restrictions.
Following is prohibited in accordance with Federal Law “On Securities Market” and Federal Law “On Protection of Investors’ Rights and Legitimate Interests at Securities Market”
•	securities circulation prior to paying up in full and state registration of the securities placement report (providing notice on additional securities issue placement results);

•	advertisement and/or offering to the public securities of issuers which are not disclosing the information in accordance with the extent procedure determined by the securities laws of the Russian Federation and regulatory legal acts of the federal executive body on securities market.
Other restrictions on securities circulation set by the legislation of the Russian Federation or issuer’s articles of association no such restrictions.
9.5. The information on price dynamics for issuer’s equity securities
The information on price dynamics for issuer’s equity securities of the same type that offered securities admitted for circulation by securities market maker, for each quarter when at least 10 transactions with such securities were made through securities market maker, however no more than for 5 last complete years, or for every complete financial year, if issuer has been carrying on activity for less than 5 years:
Issuer securities: ordinary registered non-documentary shares admitted for circulation by securities market makers in July 2008.
Sort, category (type), form and other securities identification characteristics. ordinary registered non-documentary shares, state registration number 1-02-33498-E from 23.10.2007
3Q 2008
maximum transaction price for the reported quarter RUR 0.1077 minimum transaction price for the reported quarter RUR 0.0128
Market price of the single security disclosed by securities market maker and determined in accordance with the Procedure for determination of price for equity securities and investment units of unit funds admitted for circulation through market makers, approved by Ordinance of FCSM of Russia from 24.12.2003 N 03-52/ps (registered at Ministry of Justice of the Russian Federation on 23.01.2004, registration number 5480) in the 3Q 2008, RUR

17.07.2008	0.0186
18.07.2008	0.0239
21.07.2008	0.0205
22.07.2008	0.0204
23.07.2008	0.0219
24.07.2008	0.0274
25.07.2008	0.0359
28.07.2008	0.0541
29.07.2008	0.0764
30.07.2008	0.0781
31.07.2008	0.0431
01.08.2008	0.0648
04.08.2008	0.0781
05.08.2008	0.0845
06. 08.2008	0.0863
07. 08.2008	0.0825
08.08.2008	0.0666
11.08.2008	0.0637
12.08.2008	0.0581
13.08.2008	0.0428
14.08.2008	0.0375
15.08.2008	0.0426
18.08.2008	0.0504
19.08.2008	0.0522
20.08.2008	0.048
21.08.2008	0.0455
22.08.2008	0.0411
25.08.2008	0.0387

26.08.2008	0.0343
27.08.2008	0.0361
28.08.2008	0.0365
29.08.2008	0.0369
01.09.2008	0.0372
02.09.2008	0.0386
03.09.2008	0.0382
04.09.2008	0.0358
05.09.2008	0.0326
08.09.2008	0.0326
09.09.2008	0.0301
10.09.2008	0.0245
11.09.2008	0.0234
12.09.2008	0.0234
15.09.2008	0.0221
16.09.2008	0.0173
17.09.2008	0.016
18.09.2008	—
19.09.2008	0.0184
22.09.2008	0.0276
23.09.2008	0.0328
24.09.2008	0.0324
25.09.2008	0.0317
26.09.2008	0.03
29.09.2008	0.0276
30.09.2008	0.0285

4Q 2008
maximum transaction price for the reported quarter RUR 0.0348 minimum transaction price for the reported quarter RUR 0.0052
Market price of the single security disclosed by securities market maker and determined in accordance with the

Procedure for determination of price for equity securities and investment units of unit funds admitted for circulation through market makers, approved by Ordinance of FCSM of Russia from 24.12.2003 N 03-52/ps (registered at Ministry of Justice of the Russian Federation on 23.01.2004, registration number 5480) in the 4Q 2008, RUR

01.10.2008	0.0304
02.10.2008	0.0295
03.10.2008	0.0279
06.10.2008	0.0233
07.10.2008	0.0233
08.10.2008	0.0193
09.10.2008	0.0195
10.10.2008	—
13.10.2008	0.013
14.10.2008	0.0113
15.10.2008	0.0098
16.10.2008	0.0073
17.10.2008	0.0066
20.10.2008	0.0073
21.10.2008	0.0072
22.10.2008	0.0069
23.10.2008	0.0067
24.10.2008	0.006
27.10.2008	—
28.10.2008	0.0054
29.10.2008	0.0056
30.10.2008	0.006
31.10.2008	0.0057
01.11.2008	0.007
05.11.2008	0.0083
06.11.2008	0.0069
07.11.2008	0.0067

10.11.2008	0.0076
11.11.2008	0.0067
12.11.2008	0.0063
13.11.2008	0.0064
14.11.2008	0.007
17.11.2008	0.0069
18.11.2008	0.0069
19.11.2008	0.0072
20.11.2008	0.0063
21.11.2008	0.0063
24.11.2008	0.0068
25.11.2008	0.0069
26.11.2008	0.0068
27.11.2008	0.0081
28.11.2008	0.0075
01.12.2008	0.0068
02.12.2008	0.0065
03.12.2008	0.0064
04.12.2008	0.0064
05.12.2008	0.0062
08.12.2008	0.0065
09.12.2008	0.0063
10.12.2008	0.0059
11.12.2008	0.0059
12.12.2008	0.0057
15.12.2008	0.0061
16.12.2008	0.0059

17.12.2008	0.006
18.12.2008	0.006
19.12.2008	0.0058
22.12.2008	0.006
23.12.2008	0.0059
24.12.2008	0.0068

25.12.2008	0.0073
26.12.2008	0.0069
29.12.2008	0.0064
30.12.2008	0.0061
31.12.2008	0.0063

1Q 2009
maximum transaction price for the reported quarter RUR 0.0107 minimum transaction price for the reported quarter RUR 0.0047
Market price of the single security disclosed by securities market maker and determined in accordance with the Procedure for determination of price for equity securities and investment units of unit funds admitted for circulation through market makers, approved by Ordinance of FCSM of Russia from 24.12.2003 N 03-52/ps (registered at Ministry of Justice of the Russian Federation on 23.01.2004, registration number 5480) in the 1Q 2009, RUR

11.01.2009	0.0064
12.01.2009	0.0063
13.01.2009	0.0062
14.01.2009	0.0062
15.01.2009	0.006
16.01.2009	0.006
19.01.2009	0.0057
20.01.2009	0.0055
21.01.2009	0.0053
22.01.2009	0.0051
23.01.2009	0.0049
26.01.2009	0.0051
27.01.2009	0.0053
28.01.2009	0.0057
29.01.2009	0.0058
30.01.2009	0.0059
02.02.2009	0.0056
03.02.2009	0.0057

04.02.2009	0.0056
05.02.2009	0.0056
06.02.2009	0.0057
09.02.2009	0.0061
10.02.2009	0.0062
11.02.2009	0.0063
12.02.2009	0.0064
13.02.2009	0.0064
16.02.2009	0.0064
17.02.2009	0.0062
18.02.2009	0.0059
19.02.2009	0.0065
20.02.2009	0.0065
24.02.2009	0.0069
25.02.2009	0.0074
26.02.2009	0.007
27.02.2009	0.0068
02.03.2009	0.007

03.03.2009	0.007
04.03.2009	0.0073
05.03.2009	0.0072
06.03.2009	0.0073
10.03.2009	0.0075
11.03.2009	0.0074
12.03.2009	0.0074
13.03.2009	0.0078
16.03.2009	0.008
17.03.2009	0.0095

18.03.2009	0.0094
19.03.2009	0.0092
20.03.2009	0.0092
23.03.2009	0.0097
24.03.2009	0.0093
25.03.2009	0.0092
26.03.2009	0.0093
27.03.2009	0.0099
30.03.2009	0.0091
31.03.2009	0.009

2Q 2009
maximum transaction price for the reported quarter RUR 0.0273 minimum transaction price for the reported quarter RUR 0.0088
Market price of the single security disclosed by securities market maker and determined in accordance with the Procedure for determination of price for equity securities and investment units of unit funds admitted for circulation through market makers, approved by Ordinance of FCSM of Russia from 24.12.2003 N 03-52/ps (registered at Ministry of Justice of the Russian Federation on 23.01.2004, registration number 5480) in the 2Q 2009, RUR

01.04.2009	0.0064
02.04.2009	0.0063
03.04.2009	0.0062
06.04.2009	0.0062
07.04.2009	0.006
08.04.2009	0.006
09.04.2009	0.0057
10.04.2009	0.0055
13.04.2009	0.0053
14.04.2009	0.0051
15.04.2009	0.0049
16.04.2009	0.0051
17.04.2009	0.0053
20.04.2009	0.0057

21.04.2009	0.0058
22.04.2009	0.0059
23.04.2009	0.0056
24.04.2009	0.0057
27.04.2009	0.0056
28.04.2009	0.0056
29.04.2009	0.0057
30.04.2009	0.0061
04.05.2009	0.0062
05.05.2009	0.0063
06.05.2009	0.0064
07.05.2009	0.0064
08.05.2009	0.0064
12.05.2009	0.0062

13.05.2009	0.0059
14.05.2009	0.0065
15.05.2009	0.0065
18.05.2009	0.0069
19.05.2009	0.0074
20.05.2009	0.007
21.05.2009	0.0068
22.05.2009	0.007
25.05.2009	0.007
26.05.2009	0.0073
27.05.2009	0.0072
28.05.2009	0.0073
29.05.2009	0.0075
01.06.2009	0.0074
02.06.2009	0.0074
03.06.2009	0.0078
04.06.2009	0.008

05.06.2009	0.0095
08.06.2009	0.0094
09.06.2009	0.0092
10.06.2009	0.0092
11.06.2009	0.0097
15.06.2009	0.0093
16.06.2009	0.0092
17.06.2009	0.0093
18.06.2009	0.0099
19.06.2009	0.0091
22.06.2009	0.009
23.06.2009	0.0064
24.06.2009	0.0063
25.06.2009	0.0062
26.06.2009	0.0062
29.06.2009	0.006
30.06.2009	0.006

3Q 2009
maximum transaction price for the reported quarter RUR 0.0288 minimum transaction price for the reported quarter RUR 0.0188
Market price of the single security disclosed by securities market maker and determined in accordance with the Procedure for determination of price for equity securities and investment units of unit funds admitted for circulation through market makers, approved by Ordinance of FCSM of Russia from 24.12.2003 N 03-52/ps (registered at Ministry of Justice of the Russian Federation on 23.01.2004, registration number 5480) in the 3Q 2009, RUR

01.07.2009	0.023
02.07.2009	0.0224
03.07.2009	0.0218
06.07.2009	0.0215
07.07.2009	0.0217
08.07.2009	0.0206
09.07.2009	0.0205

10.07.2009	0.0196
13.07.2009	0.0193
14.07.2009	0.0209
15.07.2009	0.0212
16.07.2009	0.021
17.07.2009	0.0209
20.07.2009	0.0217

21.07.2009	0.0232
22.07.2009	0.0227
23.07.2009	0.023
24.07.2009	0.0228
27.07.2009	0.0233
28.07.2009	0.0233
29.07.2009	0.0224
30.07.2009	0.0228
31.07.2009	0.0233
03.08.2009	0.0237
04.08.2009	0.024
05.08.2009	0.0247
06.08.2009	0.0241
07.08.2009	0.0232
10.08.2009	0.0233
11.08.2009	0.0227
12.08.2009	0.0222
13.08.2009	0.0233
14.08.2009	0.0227
17.08.2009	0.0216
18.08.2009	0.022
19.08.2009	0.0217
20.08.2009	0.0219
21.08.2009	0.0221
24.08.2009	0.0226
25.08.2009	0.0225

26.08.2009	0.0222
27.08.2009	0.022
28.08.2009	0.0234
31.08.2009	0.0231
01.09.2009	0.0236
02.09.2009	0.0234
03.09.2009	0.0238
04.09.2009	0.0231
07.09.2009	0.0231
08.09.2009	0.0237
09.09.2009	0.024
10.09.2009	0.0251
11.09.2009	0.025
14.09.2009	0.0246
15.09.2009	0.0249
16.09.2009	0.0244
17.09.2009	0.0242
18.09.2009	0.0258
21.09.2009	0.0272
22.09.2009	0.0275
23.09.2009	0.0275
24.09.2009	0.0268
25.09.2009	0.0275
28.09.2009	0.0267
29.09.2009	0.0275
30.09.2009	0.0284

4Q 2009
maximum transaction price for the reported quarter RUR 0.0384 minimum transaction price for the reported quarter RUR 0.0272
Market price of the single security disclosed by securities market maker and determined in accordance with the

Procedure for determination of price for equity securities and investment units of unit funds admitted for circulation through market makers, approved by Ordinance of FCSM of Russia from 24.12.2003 N 03-52/ps (registered at Ministry of Justice of the Russian Federation on 23.01.2004, registration number 5480) in the 4Q 2009, RUR

01.10.2009	0.0298
02.10.2009	0.0297
05.10.2009	0.0306
06.10.2009	0.0305
07.10.2009	0.0307
08.10.2009	0.0301
09.10.2009	0.0302
12.10.2009	0.0307
13.10.2009	0.0318
14.10.2009	0.0306
15.10.2009	0.0294
16.10.2009	0.0335
19.10.2009	0.0321
20.10.2009	0.0332
21.10.2009	0.0329
22.10.2009	0.0321
23.10.2009	0.0321
26.10.2009	0.032
27.10.2009	0.0309
28.10.2009	0.029
29.10.2009	0.0285
30.10.2009	0.0289

02.11.2009	0.0294
03.11.2009	—
04.11.2009	—
05.11.2009	—
06.11.2009	—
09.11.2009	—
10.11.2009	—
11.11.2009	—
12.11.2009	—
13.11.2009	—
16.11.2009	—
17.11.2009	—
18.11.2009	—
19.11.2009	—
20.11.2009	—
23.11.2009	—
24.11.2009	—
25.11.2009	—
26.11.2009	—
27.11.2009	—
30.11.2009	—

Ordinary registered non-documentary shares of the Issuer, state registration number 1-02-33498-E from 23.10.2007 were converted on 05.11.2009 to ordinary registered non-documentary shares state registration number 1-03-33498-E from 29.10.2009, that were admitted for circulation by securities market maker.
Sort, category (type), form and other securities identification characteristics. ordinary registered non-documentary shares, state registration number 1-03-33498-E from 29.10.2009
4Q 2009
maximum transaction price for the reported quarter RUR 0.0499 minimum transaction price for the reported quarter RUR 0.0345
Market price of the single security disclosed by securities market maker and determined in accordance with the Procedure for determination of price for equity securities and investment units of unit funds admitted for circulation through market makers, approved by Ordinance of FCSM of Russia from 24.12.2003 N 03-52/ps (registered at Ministry of Justice of the Russian Federation on 23.01.2004, registration number 5480) in the 4Q 2009, RUR

01.12.2009	0.0361
02.12.2009	0.0359
03.12.2009	0.0404
04.12.2009	0.0439
07.12.2009	0.0435
08.12.2009	0.0447
09.12.2009	0.0445
10.12.2009	0.0445
11.12.2009	0.0441
14.12.2009	0.045
15.12.2009	0.0451
16.12.2009	0.0452

17.12.2009	0.0453
18.12.2009	0.0485
21.12.2009	0.0485
22.12.2009	0.0488
23.12.2009	0.0469
24.12.2009	0.0467
25.12.2009	0.0461
28.12.2009	0.046
29.12.2009	0.046
30.12.2009	0.0466
31.12.2009	0.048

1Q 2010
maximum transaction price for the reported quarter RUR 0.057 minimum transaction price for the reported quarter RUR 0.0388
Market price of the single security disclosed by securities market maker and determined in accordance with the Procedure for determination of price for equity securities and investment units of unit funds admitted for circulation through market makers, approved by Ordinance of FCSM of Russia from 24.12.2003 N 03-52/ps (registered at Ministry of Justice of the Russian Federation on 23.01.2004, registration number 5480) in the 1Q 2010, RUR

11.01.2010	0.0493
12.01.2010	0.0508
13.01.2010	0.0497
14.01.2010	0.0498
15.01.2010	0.0492
18.01.2010	0.0481
19.01.2010	0.0475
20.01.2010	0.0469

21.01.2010	0.045
22.01.2010	0.0423
25.01.2010	0.0438
26.01.2010	0.044
27.01.2010	0.0462
28.01.2010	0.0483
29.01.2010	0.0476
01.02.2010	0.0476

02.02.2010	0.0481
03.02.2010	0.0485
04.02.2010	0.0475
05.02.2010	0.0451
08.02.2010	0.0436
09.02.2010	0.0415
10.02.2010	0.0413
11.02.2010	0.0419
12.02.2010	0.0411
15.02.2010	0.0403
16.02.2010	0.0407
17.02.2010	0.0418
18.02.2010	0.0405
19.02.2010	0.0403
24.02.2010	0.0412
25.02.2010	0.0405
26.02.2010	0.0412
27.02.2010	0.041
01.03.2010	0.0411
02.03.2010	0.0415

03.03.2010	0.0418
04.03.2010	0.0419
05.03.2010	0.0438
09.03.2010	0.0457
10.03.2010	0.0484
11.03.2010	0.0495
12.03.2010	0.0494
15.03.2010	0.0512
16.03.2010	0.0523
17.03.2010	0.0538
18.03.2010	0.0532
19.03.2010	0.0531
22.03.2010	0.0522
23.03.2010	0.0523
24.03.2010	0.0523
25.03.2010	0.0523
26.03.2010	0.0529
29.03.2010	0.0529
30.03.2010	0.0524
31.03.2010	0.0537

2Q 2010
maximum transaction price for the reported quarter RUR 0.0677 minimum transaction price for the reported quarter RUR 0.0444
Market price of the single security disclosed by security market maker and determined in accordance with the Procedure for determination of price for equity securities and investment units of unit funds admitted for circulation through market makers, approved by Ordinance of FCSM of Russia from 24.12.2003 N 03-52/ps (registered at Ministry of Justice of the Russian Federation on 23.01.2004, registration number 5480) in the 2Q 2010, RUR

01.04.2010	0.0575
02.04.2010	0.0593
05.04.2010	0.0622
06.04.2010	0.0612

07.04.2010	0.0581
08.04.2010	0.0582
09.04.2010	0.0619
12.04.2010	0.0654

13.04.2010	0.066
14.04.2010	0.0638
15.04.2010	0.061
16.04.2010	0.0613
19.04.2010	0.0593
20.04.2010	0.0607
21.04.2010	0.0601
22.04.2010	0.0597
23.04.2010	0.0596
24.04.2010	0.0597
27.04.2010	0.0533
28.04.2010	0.0514
29.04.2010	0.0531
30.04.2010	0.0518
04.05.2010	0.0501
05.05.2010	0.0487
06.05.2010	0.0481
07.05.2010	0.0469
11.05.2010	0.0475
12.05.2010	0.0491
13.05.2010	0.0512
14.05.2010	0.0509
17.05.2010	0.051
18.05.2010	0.0515
19.05.2010	0.0504
20.05.2010	0.049
21.05.2010	0.048
24.05.2010	0.0505
25.05.2010	0.0516

26.05.2010	0.0517
27.05.2010	0.0493
28.05.2010	0.0489
31.05.2010	0.0486
01.06.2010	0.0473
02.06.2010	0.0472
03.06.2010	0.048
04.06.2010	0.0467
07.06.2010	0.046
08.06.2010	0.0464
09.06.2010	0.0458
10.06.2010	0.0453
14.06.2010	0.0455
15.06.2010	0.0462
16.06.2010	0.0469
17.06.2010	0.0468
18.06.2010	0.0472
21.06.2010	0.048
22.06.2010	0.0482
23.06.2010	0.048
24.06.2010	0.0495
25.06.2010	0.0476
28.06.2010	0.0471
29.06.2010	0.0461
30.06.2010	0.0455

Full company name: of securities market maker that performed transactions based on which securities price dynamics are given:
Closed Joint-Stock Company MICEX Stock Exchange
Location of securities market maker that performed transactions based on which securities price dynamics are given.
13 Bolshoy Kislovsky per bld.. 1, 125009, Moscow.
9.6. Information on persons providing services on arrangement placement of and/or placing equity securities.
No persons providing services on arrangement placement of and/ or placing equity securities were involved in securities placement by the Issuer.
9.7. Information about the list of prospective purchasers of equity securities
Shares are placed through closed subscription among the following list of prospective purchasers:
1.	The Russian Federation represented by the Federal Agency for State Property Management (Rosimushchestvo); OGRN 1087746829994.

2.	Open Joint Stock Company Federal Grid company of the United Energy System (OJSC UES FGC), OGRN: 1024701893336;

3.	Limited Liability Company Index of Power Engineering — UES FGC (LLC Index of Power Engineering — UES FGC), OGRN: 1087746560197;

4.	Open Joint Stock Company RusHydro (OJSC RusHydro), OGRN: 1042401810494 (Based on the Decision of the Annual General Meeting of Open Joint Stock Company RusHydro from 30.06.2010, Minutes No. 5 from 30.06.2010, the Full company name: of the company was changed. New Full company name: Open Joint Stock Company Federal Hydrogenerating Company (based on the decision of the Annual General Meeting from 30.06.2010, Minutes No. 5 from 30.06.2010)

5.	Limited Liability Company Index of Power Engineering — HydroOGK (LLC Index of Power Engineering — HydroOGK), OGRN: 1087746560131;

6.	Open Joint Stock Company ROSNEFTEGAZ (OJSC ROSNEFTEGAZ), OGRN: 1047796902966;

7.	State Corporation for Nuclear Power Rosatom (State Corporation Rosatom), OGRN: 1077799032926;

8.	Open Joint-Stock Company Rosneft Oil Company (OJSC Rosneft Oil Company), OGRN 1027700043502;

9.	Limited Liability Company Neft-Aktiv (Neft-Aktiv LLC), OGRN: 1077746098495;

10.	Open Joint-Stock Company Power Systems of the East RAO (OJSC RAO Power Systems of the East ), OGRN: 1087760000052;

11.	Closed Joint-Stock Company INTER RAO Capital (CJSC INTER RAO Capital), OGRN: 1027700091286;

12.	Limited Liability Company INTER RAO Invest (LLC INTER RAO Invest), OGRN: 1087746984490;

13.	Open Joint-Stock Company Joint-Stock Oil Company Bashneft (Bashneft JSOC JSC), OGRN: 1020202555240;

14.	Gazprombank (Open Joint-Stock Company) (GPB (JSC)), OGRN: 1027700167110;

15.	Limited Liability Company Managing Company AGANA (LLC AGANA MC), OGRN: 1027700076513;

16.	VADIFIN CONSULTING LIMITED, a company registered under the laws of the Republic of Cyprus, reg. No. HE 203767, with registered office at: Amorgou 14, Zakaki, Limassol, Cyprus;

17.	AUBURN INVESTMENTS LIMITED, a company registered under the laws of the Republic of Cyprus, reg. No. HE 148237, with registered office at: Naousis, 1, Karapatakis Building, P.C. 6018, Larnaca, Cyprus.
9.8. Information about securities market makers, including stock exchanges where securities are intended to be placed and/or circulate
Securities are not planned to be placed on a market arranged by stock exchange or other securities market maker.
Securities of the issue which is basic for this additional issue are circulating at the following stock exchanges:
1. Full company name: Closed Joint-Stock Company MICEX Stock Exchange
Short company name:: CJSC MICEX SE
Location: 13 Bolshoy Kislovsky per., bld. 1, 125009, Moscow
Stock exchange license: No. 077-10489-000001
License issue date: 23.08.2007
License expiry date: issued for indefinite term
Issuing authority: Federal Service for Financial Markets
2. Full company name: Open Joint-Stock Company Russian Trading System Stock Exchange
Short company name: OJSC RTS
Location: 4/7 Vozdvizhenka, bld. 1, 125009, Moscow;
Stock exchange license: No. 077-10519-000001
License issue date: 06.09.2007
License expiry date: issued for indefinite term
Issuing authority: Federal Service for Financial Markets
Issuer suggests to address the above mentioned securities market makers in order to admit placed securities for circulation. Proposed circulation period of Issuer’s securities unlimited.
9.9. Information on possible change of shareholders participation share in issuer’s registered capital resulting from equity securities placement
Extent to which shareholder’s participation share in issuer’s registered capital can change as a result of equity securities placement
Extent to which Issuer’s shareholder’s participation share in registered capital can change as a result of placement securities from this additional issue:
82,67% against Issuer’s registered capital as for the date of approval of this Securities Prospectus;
82,67% against amount of ordinary Issuer’s shares placed as for the date of approval of this Securities Prospectus.
The extend is calculated based on the following assumptions:

•	all securities offered will be placed;

•	the shareholder will not take part in purchasing securities placed by subscription
Issuer has no placed securities convertible to shares nor options.
9.10 Information on expenses connected with securities issue

		As percentage from
		total securities issue on
Expense item	In money terms, RUR	nominal value
Total issuer’s expenses connected with securities issue	According to preliminary calculations, Issuer’s total expenses connected with securities issue can amount to 94 950 thousand rubles (exact amount of expenses connected with securities issue cannot be evaluated properly as for the date of Securities Prospectus approval and can differ both upward and downward from values given in the table)	0.02449

The amount of state duty paid, charged during securities issue in accordance with tax and levy legislation of the Russian Federation	Expenses on paying state duty for actions connected with state registration of the issue of ordinary registered non-documentary shares performed by FCMS are:	0.000057

  ▪   for state registration of the issue of ordinary registered non-documentary shares placed through closed subscription – 0.2 per cent from nominal value of the issue however no more than 200 thousand rubles;

	▪ for state registration of the Securities placement report — 20 thousand rubles

	Total amount of state duty connected with state registration of this Bonds issuer and related Securities placement report paid by the Issuer will be 220 thousand rubles.

Issuer’s expenses connected with payment for services of advisors participating (participated) in preparation and performing securities issue as well as persons providing services of placement and/or arranging securities placement	Can amount to 1 750 thousand rubles. As for the date of approval of Securities Prospectus the exact amount cannot be evaluated properly due to the fact that not all agreements with contractors have been concluded yet and the remuneration amount can depend on additional issue results.	0.00045

Issuer’s expenses connected with admitting issuer’s securities for trading by securities market maker, particularly by including issuer’s securities in stock exchange quotation list (securities listing).	157.53 thousand rubles.	0.00004

		As percentage from
		total securities issue on
Expense item	In money terms, RUR	nominal value
Issuer’s expenses connected with information disclosure in the course of securities issue, including expenses on making brochures or other print materials associated with performing securities issue.	Can amount to 3,000 thousand rubles. As for the date of approval of Securities Prospectus the exact amount cannot be evaluated properly due to the fact that not all agreements with contractors have been concluded yet and the remuneration amount can depend on additional issue results.	0.00077

Issuer’s expenses connected with promotion of securities offered, performing securities marketing survey, arrangement and conducting meetings with investors, presentation of securities placed (road show)	0 RUR	0

Other issuer’s expenses connected with securities issue	Expenses connected with payment for auditor services can amount 1 500 thousand rubles. As for the date of approval of Securities Prospectus the exact amount cannot be evaluated properly due to the fact that not all agreements with contractors have been concluded yet.	0.00039

Other issuer’s expenses connected with securities issue	Issuer’s expenses connected with payment for services of appraisers contracted for performing market value appraisal of the property provided as payment for securities offered can amount to 88 500 rubles. As for the date of approval of Securities Prospectus the exact amount cannot be evaluated properly due to the fact that not all agreements with contractors have been concluded yet.	0.02282
9.11 Information on methods and procedure for returning funds received as payment for equity securities placed in case the (additional) securities issue is declared invalid or void, as well as in other cases specified by legislation of the Russian Federation.
In case the issue is declared to be invalid or void, as well as in other cases specified by legislation of the Russian Federation, monetary funds are subject to return to purchasers according to the procedure specified by Regulation of FCMS of Russia On the procedure for returning monetary funds (other property assets) received by Issuer as a payment for securities issue that has been declared invalid or void to owners of securities (approved by Ordinance of FCMS of Russia No. 36 from 08.09.1998 as amended on 27.02.2001).
Issuer shall create commission on returning monetary funds received by Issuer as payment for additional shares during shares placement (hereinafter the investment funds) to the owners of additional shares not later than 5 (five) days from the date of receiving written notice of federal executive body on securities market on cancellation of state registration of this shares issue.
This Commission:
•	arranges withdrawal from circulation of additional shares issue of which is declared to be invalid or void;

•	notifies shares owners/nominee holders about the procedure of returning funds used for purchasing the shares;

•	arranges return of funds used for purchasing shares to shares owners/nominee holders;

•	determine the amount of funds used for purchasing shares that is used to each owners/ nominee holder of shares;

•	draw up a record of funds used for purchasing shares which are returned to shares owners/ nominee holders;

•	performs other actions contemplated by legislation of the Russian Federation, other legal acts of the Russian Federation, Federal Commission acts and said regulation.
The Commission shall draw up a record of investment funds returned to shares owners (hereinafter the Record) not later than 45 (forty five) days from the date of receiving written notice on cancellation of state registration of this securities. This Record is made based on the list of owners of securities, for which issue state registration was cancelled.
Upon requirement of the owner of securities subject to withdrawal or other interested persons (including successors of securities owners) the Issuer shall provide them with the Record for reviewing after its approval.
The Commission shall notify securities owners as well as securities nominee holders (hereinafter the Notice for owners and nominee holders) within 2 (two) months from the date of receiving written notice on cancellation of state registration of securities issue. Such Notice for owners and nominee holders shall contain the following information:
•	Full company name: of the Issuer;

•	name of the registering authority that took decision on declaring securities issue invalid;

•	name of the court, date when judicial act on declaring securities issue invalid was adopted, date of entry into legal force of the judicial act on declaring securities issue invalid;

•	Full company name: of the registrar, its mailing address (in case share register is maintained by registrar);

•	securities sort, category (type), series, form, issue state registration number and date, registering authority that performed state registration of the issue that was declared invalid or void;

•	date of cancellation of securities state registration;

•	full name (Full company name:) of the securities owner;

•	place of residence (mailing address) of securities owner;

•	securities owner category (first and/or other purchaser);

•	number of securities that shall be withdrawn from the owner, specifying the sort, category (type), series;

•	investment funds amount that is subject to returning to securities owner;

•	procedure and terms for withdrawing securities from circulation and returning investment funds;

•	reference to the fact that transactions with securities from issues with cancelled state registration are not allowed;

•	address which shall be used for sending request for returning investment funds and Issuer contact phone numbers.
The Notice for owners and nominee holders shall be enclosed with blank for securities owner’s request for returning investment funds.
The Commission shall publish the notice on the procedure for withdrawing securities from circulation and returning investment funds within 2 (two) months from the date of receiving written notice on cancellation of state registration of securities issue.
Such notice shall be published in periodical print publication available to most of owners of securities subject to withdrawal as well as in Supplement for The Federal Financial Markets Service Bulletin.
The request of the shares owner/nominal holder for returning funds shall be signed by the owner of shares that are subject to withdrawal or its representative. In case share owners representative sign the request, documents confirming his authority shall be enclosed thereto.
The request for returning funds shall be directed by the owner of the shares subject to withdrawal to the Issuer not later than 10 (ten) days from the date of receipt of the Notice for owners and nominee holders by the shares owner.
In case the shares owner doesn’t agree with the amount of the funds returned specified in the Notice for owners and nominee holders within the period specified by this paragraph, he can send the relevant request to the Issuer. The request shall contain reasons and grounds of disagreement of the shares owner as well as documents confirming its arguments.
The shares owner is entitled to petition the court with requirement on recovery funds from the Issuer without sending statement of disagreement with amount and conditions of funds return in advance. The Commission shall consider the statement of disagreement with amount and conditions of funds return received from shares owner within 10 (ten) days from the date of its receipt and send repeated notice to the shares owner.
In case the securities owner disagree with the investment funds return conditions specified by the repeated notice, he is entitled to petition the court with requirement for recovery funds from the Issuer in according with legislation of the Russian Federation.
Funds return is executed by transferring monetary funds to the account of the shares owner or by other method stipulated by legislation of the Russian Federation or agreement between Issuer and shares owner. Monetary funds return method and procedure for other cases stipulated by legislation of the Russian Federation is similar to the above specified funds return procedure for the case of declaring the issue invalid or void, if not other methods and/or procedures are specified by the law or other regulatory legal acts.
The Issuer shall return funds to the shares owner upon expiration of the securities withdrawal period (not later than 4 (four) months from the date of receiving the written notice on cancellation of the state registration of the securities issue). Herewith, the funds return period shall not exceed 1 (one) month.
The return of monetary funds received by the Issuer as payment for securities to their respective owners shall be performed by the Issuer on his own account or via banking company.
Full business name of a banking company: Joint Stock Commercial Savings Bank of the Russian Federation (open joint stock company)
Short business name of a banking company: OJSC Sberbank of Russia
Banking company location: 19, Vavilova street, 117997, Moscow, Russian Federation
In connection with declaring the first sentence of paragraph 4.1 of the Ordinance of FCMS of Russia On the procedure for returning monetary funds (other property assets) received by Issuer as a payment for securities issue that had been declared invalid or void to securities owners (approved by Ordinance of FCMS of Russia No. 36 from 08.09.1998 as amended on 27.02.2001) invalid and not causing any legal effects, from the date of issuing by the Decision of the Supreme Court of the Russian Federation No. GKPI 2001-51 from 27.02.2001 as well as in connection with issuing informational letter of FCMS of Russia No. IK-07/3611 from 04.06.2001, the return of non-monetary funds received by the Issuer as payment for securities will be performed by the Issuer based on the Article 167 of the Civil Code of the Russian Federation.
Securities received by the Issuer as payment for placed securities will be transferred to securities owner personal account in share register or to its depository account specified by this person in its funds return request or disclosed to the Issuer in any other way. In order to return the share in registered capital of the limited liability company to securities owner, Issuer and securities owner shall take all necessary steps for returning said share in registered capital of the limited liability company to the latter, including all necessary notary actions.
In case of non-performance /unduly performance of Issuer’s obligations on returning funds received as payment for placed shares, the Issuer along with payment of overdue amounts shall pay the interest to shares owners in accordance with the Article 395 of the Civil Code of the Russian Federation.
Other material information on methods and return of funds received as payment for placed shares is missing.